As filed with the Securities and Exchange Commission on January 29, 2001

                                           Registration Nos. 811-08791/333-53683

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form N-1A

          REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933          [ X ]

                         Pre-Effective Amendment No.                       [   ]

                       Post-Effective Amendment No.                        [ 6 ]

                                     and/or
                          REGISTRATION STATEMENT UNDER
                       THE INVESTMENT COMPANY ACT OF 1940

                              Amendment No.                               [ 10 ]
                        (Check appropriate box or boxes)

                    CONSECO STOCKCAR STOCKS MUTUAL FUND, INC.

               (Exact Name of Registrant as Specified in Charter)

         256 Raceway Drive, Suite 11, Mooresville, North Carolina 28117
               (Address of Principal Executive Office) (Zip Code)

        Registrant's Telephone Number, including Area Code (202) 778-9079

                               Donald Smith, Esq.
                             Kirkpatrick & Lockhart
          1800 Massachusetts Avenue, N.W., Washington, D.C. 20036-1800

                             William P. Kovacs, Esq.
                        Conseco Capital Management, Inc.
               11815 N. Pennsylvania Street, Carmel, Indiana 46032
                     (Name and Address of Agent for Service)

Approximate date of proposed public Offering: As soon as practicable following the effective date of this Registration Statement.

It is proposed that this filing will become effective (check appropriate space):
        X    immediately upon filing pursuant to Rule 485 (b)
     ______  on May 5, 2000 pursuant to Rule 485 (b)
     ______  60 days after filing pursuant to Rule 485 (a)(i)
     ______  on [date] pursuant to Rule 485 (a)(i)
     ______  75 days after filing pursuant to Rule 485 (a) (ii)
     ______  on [date] pursuant to Rule 485 (a)(ii)

                    CONSECO STOCKCAR STOCKS MUTUAL FUND, INC.

Contents of Registration Statement

This Registration Statement consists of the following papers and documents:

* Cover Sheet

Contents of Registration Statement:

* Part A - Prospectus

* Part B - Statement of Additional Information

* Part C - Other Information

           Signature Pages

           Exhibits

                                   PROSPECTUS

                                     PART A

                       CONSECO STOCKCAR STOCKS INDEX FUND
                     Investing in the companies that support
                          America's #1 spectator sport

                              Advisor Class Shares
                                   Prospectus
                                January 29, 2001

                        CONSECO CAPITAL MANAGEMENT, INC.
                               Investment Adviser

LIKE SHARES OF ALL MUTUAL FUNDS, THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

CONTENTS

PACE LAP: THE RISK/RETURN SUMMARY

*    Victory Lane
     -   The Conseco StockCar Stocks Index Fund's Investment Objectives

*    The Groove
     -   The Fund's Investment Strategy

*    Red and Yellow Flags
     -   The Risks of Investing in the Fund
     -   Is the Fund Right for You?
     -   Fund Performance
     -   About Fund Share Classes
     -   Fees and Expenses

GARAGE PASS: INSIDE THE CONSECO STOCKCAR STOCKS INDEX FUND

*    Green Flag
     -   How the Fund Operates

*    Going Flat Out
     -   How the Fund Invests
     -   That Other 5%

*    The Engine
     -   Index Investing
     -   The Conseco StockCar Stocks Index

CONSECO STOCKCAR STOCKS INDEX FUND TEAM: MANAGEMENT OF THE FUND

*    The Driver
     -   The Fund's Investment Adviser

*    The Crew
     -   The Fund's Administrator

A FINAL CHECK: IMPORTANT FUND DETAILS

*    The Fund's Place in the Race
     -   Calculating the Daily Share Price

*    The Purse
     -   How the Fund Pays Out Dividends and Distributions
     -   Taxes on Your Fund Investment

*    Track Record
     -   Financial Highlights

IN THE DRIVER'S SEAT

*    Managing Your Conseco StockCar Stocks Index Fund Shares

CONSECO STOCKCAR STOCKS INDEX FUND


WE INVEST IN THE COMPANIES THAT SUPPORT NASCAR'S WINSTON CUP SERIES, INCLUDING SPONSORS OF TEAMS THAT RACE IN THE WINSTON CUP SERIES.


                        PACE LAP: THE RISK/RETURN SUMMARY

VICTORY LANE
THE CONSECO STOCKCAR STOCKS INDEX FUND'S INVESTMENT OBJECTIVES

The fund seeks GROWTH OF CAPITAL and CURRENT INCOME by investing in the companies of the CONSECO STOCKCAR STOCKS INDEX.

A Look Under the Hood. The Fund aims to increase the value of your investment in two ways: through an increase in the price of the stocks the Fund invests in (that's known AS GROWTH OF CAPITAL) and passing along the dividends paid by the companies that the Fund invests in (that's CURRENT INCOME).

THE GROOVE
THE FUND'S INVESTMENT STRATEGY


The Fund invests in the companies of the Conseco StockCar Stocks Index (the "Index").* The Index consists of 49 companies that support NASCAR's Winston Cup Series. The companies in the Index either sponsor NASCAR Winston Cup racing teams or races, or they earn money from NASCAR Winston Cup events.

A Look Under the Hood. The Conseco StockCar Stocks Index is a price-sensitive, equal-weighted stock Index. The Fund invests based on the Index. On Jan. 1, 2001, there were 49 companies in the Index. Equal-weighted means that on Jan. 1 of each year, each company is the same percentage of the Index. So, in January, the Fund invested 1/49 - a little more than 2.04% of its money in each company. The Index is also price-sensitive. This means that the actual percentage of each company in the Index will change during the year because stock prices go up and down. A better performing stock will grow to be a higher percentage of the Index during the year and an underperforming stock will be a smaller percentage. The Fund buys or sells stocks in accordance with the current Index for that trading day.

--------
* To own all the stocks in the Conseco StockCar Stocks Index, we estimate the Fund needs to have at least $25 million to invest. (As of Sept. 30, 2000, it had $4.8 million.) Until the Fund reaches that investment level, we may buy a selection of stocks -- and other securities -- chosen to track the Index as closely as possible. During this startup investing phase, we can't guarantee that our selection will come close to matching the Index's performance.

    Please note that the discussion of investment strategies and risks in this prospectus applies to the Fund's mature phase when it has $25 million or more invested.

During the year, new companies that belong in the Index are added at the end of each calendar quarter. At the end of the year, companies that no longer belong in the Index are removed and the Fund sells the stock of such companies. Then, the Index and the Fund are rebalanced and the process repeats.


RED AND YELLOW FLAGS

THE RISKS OF INVESTING IN THE FUND

Your Basic Red Flag

Like stock cars themselves, the Fund holds the potential for superior performance. But the Fund makes no guarantees. Investing in it is not exactly a spin around the block. It's more like driving on a speedway. Follow the rules of the road in the neighborhood and you should get by. Play by the rules on the speedway and you still might crash. You could lose part or even all of the money you invest in the Fund, just as you can with any mutual fund.

Yellow Flags: Possible Causes of Loss in Your Fund

The prices of the stocks that the Fund invests in may fall. The price of a company's stock may fall because of problems at the company. A price decline may also have little or no basis in fact -- the price may fall just because investors suspect the company may have problems.

Then again, declining stock prices may have nothing to do with events at a particular company, but may result from changing stock-market or economic conditions, actions on the part of the U.S. government or other governments around the world, or from a simple lack of investor confidence. In the past, stocks and the stock market have recovered, but some of these slumps have lasted for months and even years.

Stock prices for small- and medium-size companies tend to fluctuate more than stock prices for large companies. Approximately 39% of the stocks in the Index are stocks of small- and medium-size companies. Stocks in such companies have often suffered more in stock-market slumps than large-company stocks. They usually don't have as many resources as large companies to tide them over through hard times. What's more, investors are usually less willing to put their money into small- and medium-size company stocks. That may mean a small company's stock price may fall relatively farther than a large company's stock price before sellers can find investors willing to buy.

We invest in the stocks in the Index. We do not research the outlook for the companies we invest in, and we do not avoid stocks that we think won't do well. In investing, as in stock-car racing, points you've earned at the end of the race matter more than your standing at the end of any lap. That's the philosophy behind index investing. It makes for a simple race plan: We invest in the companies listed in the Index and we stay invested in them.

That describes what index investing does. And it means there's one thing it doesn't do: An index fund doesn't do research that will help predict which stocks will break away from the pack or which will lag behind. Over the long haul, indexers believe that the simplicity and consistency of their approach -- investing in a group of companies and sticking with them -- will pay off. But that means an index fund makes no effort to avoid stocks that may trail the field.

The companies that make up the Index may change, which could affect the Fund's performance. NASCAR Winston Cup's sponsors and supporters may change from year to year. These changes usually result from everyday business decisions. For example, a company's marketing campaign to NASCAR fans may have run its course. Changes like that can mean that well-established companies with strong track records are leaving the Index -- and companies without such strong records are replacing them. (Of course, it also could mean just the opposite: that stronger companies are replacing the companies leaving the Index.) In either case, according to our investment policy, the Fund would have to invest in the new companies in the next calendar quarter and sell its stock in the companies that leave the Index at the end of the calendar year. That could slow Fund performance.

A related risk is that the popularity of the NASCAR Winston Cup Series, or the teams that race in it, may decline among fans and sponsors. If that happens, fewer companies or weaker companies might be listed in the Index.

The Fund runs a greater risk of loss than a fund that invests in a wider range of stocks. A rule of investing says that the more widely you spread your investments, the less likely one bad investment will damage you. If you divide your investments equally between two companies and one goes out of business, you lose half your money. If you divide your investments equally among 100 companies and one goes out of business, you lose only 1%.

By the same token, if you invest equally in two stocks and one doubles in price, it increases the total value of your investment by 50%. If you invest equally in 100 stocks and one doubles in price, it would increase the total value by 1%. The rules apply, of course, whether you invest $1,000 or $1 million. While the stocks that make up the Index represent many industries, the Fund can invest only in those stocks listed in the Index. Therefore, it has a higher risk of loss than a mutual fund that can spread its investments, and its risks, more widely.

IS THE FUND RIGHT FOR YOU?

You should consider investing in the Fund if you are looking to increase the value of your investment over the long term. That last part is important. Over longer periods -- five years or more -- stocks have usually done better than other financial investments, like bonds. But stock prices change from day to day, much more so than bonds, and sometimes by quite a lot. That fact has two consequences:

* The value of an investment in the Fund, which itself invests almost totally in stocks, will fall and rise in price more than an investment that is less concentrated in stocks.

* Because that daily price variation is constant and the superior performance of stocks builds up slowly, your risk of loss is greater if you invest in the Fund for just a short time.

Keep in mind, too, that the Fund has not been in business long, so no information exists on how the Fund has performed over a wide range of stock-market conditions.


FUND PERFORMANCE

The bar chart below shows the total return for Advisor Class shares of the Fund for calendar year 2000.

                                2000 Total Return
                              Advisor Class Shares

                            ------------------------
                                      0.64%
                            ------------------------
                                      2000*
                            ------------------------

Best Quarter               4Q               2000              5.56%
Worst Quarter              1Q               2000             (5.28%)
Quarter Ended 12/31/00                                        5.56%

* Advisor Class Share total return is shown without the applicable sales load. If the sales load were included, total return would have been lower.

The table below shows how the Fund's returns have measured up to the returns of the S&P 500 Index. It gives you an idea of how the Fund's performance has varied compared to a widely used stock-market benchmark.

SIDEBAR A Look Under the Hood

The S&P 500 Index is a widely used benchmark of U.S. stock market performance. The stocks in the S&P 500 represent companies from every segment of American industry. Standard & Poor's, the company that created and maintains the S&P 500 Index, has chosen the companies because of their importance to the economy and because their stocks are owned by a large number of investors and change hands frequently.

AVERAGE ANNUAL TOTAL RETURN**

(as of Dec. 31, 2000)

--------------------------- ----------------------- ----------------------------
                                     1 YEAR                SINCE INCEPTION
                                                             AUG. 2, 1999
--------------------------- ----------------------- ----------------------------
Advisor Class shares                -3.38 %                    -4.44%
--------------------------- ----------------------- ----------------------------
S&P 500 Index                        -9.09%                     0.75%
--------------------------- ----------------------- ----------------------------
Conseco StockCar
Stocks Index                          0.29%                    -2.01%
--------------------------- ----------------------- ----------------------------

** Advisor Class Share Performance reflects the deduction of the maximum sales load.

As you review the Fund's performance, please keep in mind that its past performance does not necessarily indicate how it will perform in the future.

ABOUT FUND SHARE CLASSES


The Fund offers two classes of shares: Advisor Class shares and Direct Class shares, available through a separate prospectus. Direct shares come without up-front or deferred sales charges and without advice from registered financial professionals. Advisor Class shares carry an up-front sales charge, which covers the cost of professional investment advice. You pay the sales charge when you buy the shares. You can buy Advisor Class shares from your registered financial professional.


For complete details, check "In the Driver's Seat: Managing Your Conseco StockCar Stocks Index Fund Shares."

FEES AND EXPENSES

The tables below describe the fees and expenses you may pay if you buy and hold shares of the Fund.

    ADVISOR CLASS SHAREHOLDER FEES (fees paid directly from your investment)

                 ---------------------------- ----------------
                 Maximum up-front
                 sales charge                       4.0%
                 ---------------------------- ----------------
                 Maximum deferred
                 sales charge                      None
                 ---------------------------- ----------------


The Fund will assess a fee of 0.50% of the value of the shares you sell if you sell them less than six months after purchasing them.

ADVISOR CLASS ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from total Fund assets)

Management fees                                               1.05% (1)
Distribution (12b-1) fees                                     0.25% (2)
Other expenses                                                1.32%
---------------------------------------------
Total annual Fund operating expenses                          2.62%
Less: Expense waivers and/or reimbursement                   (1.18%)
---------------------------------------------
Total net expenses                                            1.44% (3)

1. Management fees include a fee of 0.65% for investment advisory services to Conseco Capital Management, Inc., and 0.40% for administrative and other services to Conseco Services, LLC.

2. 12b-1 fees cover a fund's sales, marketing and promotional expenses. Because they are paid out of the Fund on an ongoing basis, they increase the cost of your investment the longer you hold it and may end up costing you more than other types of sales charges.

3. The Adviser and Administrator have agreed to waive a portion of their fees and/or pay a portion of the Fund's expenses through April 30, 2002, to ensure that total annual operating expenses do not exceed 1.50% annually. They may recover any money waived under the contract provisions, to the extent that actual fees and expenses are less than the 1.50% expense limitation, for a period of three years after the date of the waiver. For additional information, see "Management of the Fund."


ADVISOR CLASS EXPENSE EXAMPLE

The following example should help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Advisor class shares of the Fund for the time periods indicated and then sell all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

--------------- ------------- --------------- --------------- -----------------
                   1 YEAR          3 YEARS        5 YEARS         10 YEARS
--------------- ------------- --------------- --------------- -----------------
Advisor Class       $547           $1,080          $1,638          $3,156
--------------- ------------- --------------- --------------- -----------------


           GARAGE PASS: INSIDE THE CONSECO STOCKCAR STOCKS INDEX FUND

GREEN FLAG
HOW THE FUND OPERATES

The Fund seeks growth of capital and current income by investing in the stocks of companies of the Conseco StockCar Stocks Index.

The Index lists any company whose stock is available to the general public and that fits into one of the following seven categories:

* NASCAR Winston Cup Series Sponsor: a company that sponsors the entire 36-race NASCAR Winston Cup Series

* Lead Race Sponsor: a company that (1) sponsors one or more races in the NASCAR Winston Cup Series or (2) has negotiated a "naming rights" agreement with a race track hosting a Winston Cup race.

* Primary Car Sponsor: a company that acts as the lead sponsor for one of the roughly 45 stock cars that race in the NASCAR Winston Cup Series every year. You can tell a car's primary sponsor by the corporate logo -- it's the one on the hood of the car.

* Major Product Sponsor: a company that provides products, such as gasoline, tires or beverages, to any of the NASCAR Winston Cup racing teams

* Track Owner: a company that owns all or part of any of the tracks that host the 36 NASCAR Winston Cup Series races

* Licensee: a company that produces a product related to the NASCAR Winston Cup Series under a licensing agreement with NASCAR

* Broadcaster: a company that broadcasts NASCAR Winston Cup races on television, radio or via the internet under an agreement with NASCAR

The Index has no minimum earnings qualification -- it doesn't matter how much or how little a company earns from its participation in the NASCAR Winston Cup Series as long as it fits into one of the seven categories. The Index has a size limit. To be listed, a company's stock must initially have a total market value of at least $100 million.

GOING FLAT OUT
HOW THE FUND INVESTS

We aim to invest 95% of the Fund's net assets in the stocks of the companies listed in the Conseco StockCar Stocks Index. At the beginning of each year, as noted in PACE LAP, we invest the net assets equally in all Index stocks. From then on, the weight of each Index stock changes with changes in its price. This means that, over the course of the year, the Fund invests according to stock performance: It puts more money into the Index stocks that have done better, less into those that have trailed behind.

SIDEBAR A Look Under the Hood

Just like any other mutual fund, the Fund's assets are the stocks and other investment securities purchased with money from its shareholders plus any gains (or minus any losses) from these investments. The Fund's net assets equal the purchase price of the stocks and securities, plus gains -- or minus losses -- from investment performance, minus any amounts, usually small, that the Fund might owe to others.

We try to come within 95% of the total return of the Index stocks. That's before we deduct fees and expenses. We don't normally expect to match 100% of the Index's total return, even before we take out fees and expenses, because we can't invest all the Fund's assets in Index stocks. On one hand, we have to keep some cash on hand to pay Fund shareholders for shares they might want to sell. On the other, it takes time to invest all the cash we receive from the purchase of new shares. Besides the cash on hand, the Fund has to pay commissions on the stocks that it buys and sells. Those costs also cause its performance to deviate from the Index's.

Under the supervision of the Board of Directors of the Fund, the Adviser is responsible for investing the Fund's money to try to match the performance of the Conseco StockCar Stocks Index. If the correlation between the Fund's performance and Index's performance is not maintained, the Board may take actions, including changing the fee structure and/or the investment policies of the Fund, as needed, to reduce the performance deviation.

SIDEBAR A Look Under the Hood

A stock's total return equals the change in its price plus any dividends that it pays during the period an investor owns it. If the stock gains in price the return will be positive. But if its price falls it will have a negative return. Since you add dividends to the calculation, a stock that pays dividends -- not all do -- has an extra return above price change alone.


THAT OTHER 5%

The Fund can invest up to 5% in money market funds, in bonds issued by the U.S. Treasury and government agencies. This is a way of earning interest on the cash we have on hand.


                                   THE ENGINE

INDEX INVESTING

We mentioned this briefly before in PACE LAP, but we should emphasize it again. It's all in our name: the Conseco StockCar Stocks Index Fund is an index fund. Unlike actively managed stock mutual funds, we don't pick just those stocks we think will finish well -- we invest in the stocks in the Index. We believe our approach makes sense over the long run. Historically, stocks have gained more value than any other financial investment, like corporate or U.S. government bonds.

We're not saying that index investing beats active management, the technique used by many mutual funds. Both index investing and active management have their place: Active management applies research to spot those stocks with breakaway potential and to steer clear of those that may crash. This double-edged formula has often beaten index investing in the past, but it's like stockcar racing in one sense: There's no telling in advance which actively managed fund can successfully pick the winners out of the pack and avoid the losers.

Then, too, actively managed mutual funds may trade stocks frequently. They may sell stocks because they think they have gone as far as they're likely to go or because they haven't lived up to expectations. They will jump into others with strong performance potential according to their research. Index mutual funds tend to buy and sell stocks less often. Remember, they're not trying to beat the market -- they simply aim to match the performance of a certain group of companies by owning shares in every one of them.

Whenever active investors buy or sell stock they have to pay a commission. When they take a profit by selling a stock that has gained in price, they have to pay tax on that profit. The tax payment comes out of their gain, just as commissions do. Index investors pay commissions and taxes too, of course. But since they tend to buy and sell less, they end up paying less.

So Index funds can offer investors a less expensive way of investing in a broad market segment. That means index funds may be right for investors who favor a particular industry or a group of related industries but who are not familiar with individual companies. It also means index funds could work for new investors who want to learn how mutual funds and stock markets work as a next step in a lifelong investment program.

THE CONSECO STOCKCAR STOCKS INDEX

The American Stock Exchange ("AMEX") calculates and publishes the Index's daily value, under the ticker symbol RCE. The Adviser tells the AMEX when a company is qualified or disqualified for listing in the Index. Once a company has become eligible, the Index has to list it by the next calendar quarter. (Calendar quarters begin Jan. 1, April 1, July 1 or Oct. 1.) The Index delists a company that becomes ineligible at the end of the calendar year in which it became ineligible.


SIDEBAR The Word from Pit Road

To return to equal weighting at the end of each year -- where the stocks in the Index account for 1/49 of the Fund's total investment -- we buy and sell stocks to match the Index.

The 49 stocks included in the Conseco StockCar Stocks Index reflect the broad corporate support for NASCAR racing. Standard & Poor's, which tracks the performance of the 1,500 companies that account for 87% of the total stock-market value in the United States, has divided American business into 11 major sectors. The Index contains companies from 10 of them. The companies in the Index also come in all sizes. As of January 1, 2001:

* 61.2% were large caps, or large-capitalization companies, whose total stock-market value exceeded $10 billion.
* 30.6% were mid caps, companies whose stock-market value ranged between $1 billion and $10 billion.
* 8.2% were small caps with less than $1 billion in market value.

     Company Name                                    Ticker
     ------------                                    ------
Action Performance Companies Inc.                    ACTN
Anheuser-Busch Companies, Inc.                       BUD
AOL-Time Warner, Inc.                                AOL
Ashland Inc. (Valvoline)                             ASH
BP Amoco P.I.C.                                      BP
BellSouth Corp.                                      BLS
Caterpillar Inc.                                     CAT
CBRL Group Inc. (Cracker Barrell)                    CBRL
Coca-Cola Company                                    KO
Conseco Inc.                                         CNC
Adolph Coors Company                                 RKY
DaimlerChrysler AG                                   DCX
Delphi Automotive Systems Corp.                      DPH
Dover Downs Entertainment Inc.                       DVD
DuPont (E.I. de Nemours) Co.                         DD
Eastman Kodak Company                                EK
Exxon Mobil Corp.                                    XOM
Ford Motor Company                                   F
General Electric Co. (NBC)                           GE
General Mills Inc. (Cheerios)                        GIS
General Motors Corp.                                 GM
Genuine Parts Co. (NAPA)                             GPC
Georgia -Pacific Group                               GP
Global Crossing Ltd.                                 GX
Goodyear Tire and Rubber Co.                         GT
Harrah's Entertainment, Inc.                         HET
(The) Home Depot Inc.                                HD
International Speedway Corp.                         ISCA
Kellogg Co.                                          K
Kmart Corp.                                          KM
Kroger Co.                                           KR
Lowes Companies Inc.                                 LOW
MBNA Corp.                                           KRB
McDonalds Corp.                                      MCD
NationsRent Inc.                                     NRI
News Corp. Ltd.                                      NWS
Pennzoil-Quaker State Co.                            PZL
Pepsico Inc.                                         PEP
Pfizer Inc.                                          PFE

Philip Morris Companies Inc. (Miller Lite)           MO
Procter and Gamble Co. (Tide)                        PG
Quaker Oats Co. (Gatorade)                           OAT
R. J. Reynolds Tobacco Holdings Inc.                 RJR
Sara Lee Corp.                                       SLE
Speedway Motorsports Inc.                            TRK
Sprint FON Group                                     FON
Texaco Inc.                                          TX
Tosco Corp. (Unocal 76)                              TOS
United Parcel Service, Inc.                          UPS

The 49 stocks listed above are included in the Index and reflect the broad support NASCAR racing enjoys among companies worldwide.


         CONSECO STOCKCAR STOCKS INDEX FUND TEAM: MANAGEMENT OF THE FUND


THE DRIVER

THE FUND'S INVESTMENT ADVISER

Conseco Capital Management, Inc. ("CCM"), is a registered investment adviser located at 11815 N. Pennsylvania Avenue, Carmel, Indiana 46032, is a wholly owned subsidiary of Conseco, Inc., a publicly owned financial services company that provides specialized annuity, life and health insurance products. CCM manages investments for Conseco Fund Group and other affiliated mutual funds, as well as for foundations, endowments, corporations, governments, unions and wealthy individuals. As of Dec. 31, 2000, CCM managed more than $29.5 billion.

ADVISORY FEES

CCM acquired the assets of StockCar Stocks Advisors, LLC on April 28, 2000 and assumed the investment management of the Fund. CCM receives advisory fees for these services at an annual rate of 0.65% of the Fund's average daily net assets. From October 1, 1999 until April 27, 2000, the Fund paid advisory fees to the investment adviser, StockCar Stocks Advisors, LLC, at an annual rate of 0.50% of the Fund's average daily net assets.


THE CREW
THE FUND'S ADMINISTRATOR

Conseco Services, LLC is the Fund's Administrator. It is responsible for:

* Reports required by the federal Securities and Exchange Commission ("SEC") and state securities commissions
* Maintaining the Fund's books and records
* Reports for the Fund's board of directors
* Proxy statements and shareholder reports

Conseco Services receives a fee for these services at an annual rate of 0.40% for the first $50,000,000; 0.30% for the net $25,000,000; and 0.20% in excess of
$75,000,000 of the Fund's average daily net assets.

                      A FINAL CHECK: IMPORTANT FUND DETAILS


THE FUND'S PLACE IN THE RACE
CALCULATING DAILY SHARE PRICE

Like most other mutual funds, the Fund's daily share price reflects the market value of all the stocks and bonds it owns, plus cash on hand, minus any liabilities. That daily calculation provides the Fund's total net assets. Divide the net assets by the number of shares outstanding and you get the net asset value. As a result, the Fund's share price is called its Net Asset Value, abbreviated simply as NAV.


We normally compute the Fund's NAV at the end of regular trading hours -- 4 PM Eastern time -- every day the New York Stock Exchange ("NYSE") is open for business. We value the stocks and bonds the Fund owns at their market price at that time. If we cannot easily find a price quote, we estimate the price in accordance with guidelines approved by the Fund's Board of Directors.

THE PURSE

HOW THE FUND PAYS OUT DIVIDENDS AND DISTRIBUTIONS

The Fund pays out at least 90% of its net investment income to its shareholders annually in proportion to the number of Fund shares each of them owns.

SIDEBAR A Look Under the Hood

Net investment income equals all stock dividends the fund's investments earn, plus any interest it receives on the bonds it owns, minus expenses.

The Fund pays out all capital gains, which is the profit it makes on investments when it sells them. This payout is called a capital gain distribution. We will automatically use the dividends and distributions earned by your investment to purchase additional Fund shares for your account. If you prefer to have them paid directly to you by check, please notify us in writing at the address listed in Buying or selling shares by mail under CONTACTING THE PIT.

If an investor elects to receive distributions and dividends by check and the post office cannot deliver such check, or if such check remains uncashed for six months, a Fund reserves the right to reinvest the distribution check in the shareholder's account at the Fund's then current net asset value per share and to reinvest all subsequent distributions in shares of the Fund until an updated address is received.


TAXES ON YOUR FUND INVESTMENT

The Fund's shareholders, not the Fund itself, ordinarily pay taxes on its dividends and distributions, as is the case with most mutual funds. You will owe the taxes whether or not you choose to receive your distributions and dividends in cash or reinvest them. The amount you owe will depend on many factors. The most important are:

* Your income tax bracket
* How long the Fund has owned the stock in companies that it sells
* How long you've owned any shares in the Fund that you might sell

Because each investor's tax circumstances are unique and because tax laws are subject to change, we recommend consulting your independent tax advisor about your tax issues.

The amount of tax you owe each year on your Fund investment will depend on the amount of dividends and capital gain distributions the Fund pays out. Normally, the taxes will be due in the year dividends and distributions are paid, except for distributions declared in December and paid in January of the next year, which are taxable as if we paid them Dec. 31.

Dividends and capital gain distributions usually create the following tax liability:

-------------------------------------------    ----------------------------------------
              TRANSACTION                                     TAX STATUS
-------------------------------------------    ----------------------------------------
Income payout                                  Ordinary income
-------------------------------------------    ----------------------------------------
Short-term capital gain distribution           Ordinary income
-------------------------------------------    ----------------------------------------
Long-term capital gain distribution            Capital gain
-------------------------------------------    ----------------------------------------

              TRANSACTION                                     TAX STATUS
-------------------------------------------    ----------------------------------------
You sell shares owned for more than one year   Capital gain or loss
-------------------------------------------    ----------------------------------------
You sell shares owned for one year or less     Gains treated as ordinary income, losses
                                               subject to special rules
-------------------------------------------    ----------------------------------------

After Dec. 31 of each year, we will mail you a notice telling you how much your investment in the Fund has earned in dividends and distributions during the year and the federal tax status of these earnings -- whether they are taxable as ordinary income or as a short- or long-term gain.

Tax considerations for tax-deferred accounts, such as qualified retirement plans or nontaxable entities, will be different.

SIDEBAR A Final Yellow Flag

You must provide your Social Security or other taxpayer ID number on your Fund account application. If we do not have your number on record, you will be subject to backup withholding. That means the IRS requires us to withhold 31% of all earnings from your Fund investment. Consult your tax advisor for details.


TRACK RECORD
FINANCIAL HIGHLIGHTS

The table below provides a picture of the Fund's performance since it began operations. The information shown reflects results for a single Fund share. The total return represents the rate of return for an investor who reinvested all dividends and distributions. Tait, Weller & Baker of Philadelphia, Penn. has audited the information for the period August 2, 1999 - September 30, 1999. PricewaterhouseCoopers LLP has audited the information for the period October 1, 1999 - September 30, 2000. Their report, along with the Fund's financial statements, are included in the Fund's annual report dated Sept. 30, 2000, which is available on request by calling 800-494-2755.

Financial Highlights

------------------------------------------------------ ---------------------------- ---------------------------
                ADVISOR CLASS SHARES
------------------------------------------------------ ---------------------------- ---------------------------
           PER-SHARE OPERATING PERFORMANCE             10/1/99 - 9/30/00            8/2/99-9/30/99 1
------------------------------------------------------ ---------------------------- ---------------------------
Net Asset Value at
  beginning of period                                           $13.49                       $14.40
------------------------------------------------------ ---------------------------- ---------------------------
Investment Operations:
------------------------------------------------------ ---------------------------- ---------------------------
Net investment income                                             0.09                         0.01
------------------------------------------------------ ---------------------------- ---------------------------
Net realized and unrealized
  (loss) on investments                                          (0.25)                       (0.92)
------------------------------------------------------ ---------------------------- ---------------------------
          Total from investment operations                       (0.16)                       (0.91)
------------------------------------------------------ ---------------------------- ---------------------------
                   Distributions:
------------------------------------------------------ ---------------------------- ---------------------------
Dividends from net investment income                             (0.04)                          --
------------------------------------------------------ ---------------------------- ---------------------------
Distribution of net capital gains                                (0.07)                          --
------------------------------------------------------ ---------------------------- ---------------------------
Total distributions                                              (0.11)                          --
------------------------------------------------------ ---------------------------- ---------------------------

------------------------------------------------------ ---------------------------- ---------------------------
Net Asset Value, end of period                                  $13.22                       $13.49
------------------------------------------------------ ---------------------------- ---------------------------
            Average Annual Total Return 3                        (1.24%)                      (6.32%)
------------------------------------------------------ ---------------------------- ---------------------------
              Ratios/Supplemental Data:
------------------------------------------------------ ---------------------------- ---------------------------
                     Net assets,
End of period (in 000's)                                        $240                         $  208
------------------------------------------------------ ---------------------------- ---------------------------
       Ratio of expenses to average net assets
Before expense reimbursement                                    2.62%                          1.41% 2
After expense reimbursement                                     1.44%                          1.41% 2
----------------------------------------------------- ---------------------------- ---------------------------
Ratio of net investment income (loss) to
average net assets
Before expense reimbursement                                   (0.52%)                         0.63% 2
After expense reimbursement                                     0.66%                          0.63% 2
------------------------------------------------------ ---------------------------- ---------------------------
        Portfolio turnover rate (All Classes)                     37%                             7%
------------------------------------------------------ ---------------------------- ---------------------------

1 The Fund first sold Advisor Class shares to the public on Aug. 2, 1999.
2 Annualized.
3 Total return does not include sales load. Results would be lower if sales charges were included.

                        CHANGE OF INDEPENDENT ACCOUNTANTS

On April 28, 2000, Tait, Weller & Baker LLP ("Tait, Weller & Baker") resigned as independent accountants for the Conseco StockCar Stocks Index Fund (the "Fund"). Tait, Weller & Baker's report for the Fund's financial statements for the year ended September 30, 1999 did not contain an adverse opinion or disclaimer of opinion and was not qualified as to uncertainty, audit scope or accounting principles. In addition there have not been any disagreements with Tait, Weller & Baker during the Fund's most recent fiscal year on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to the satisfaction of Tait, Weller & Baker, would have caused it to make a reference to the subject matter of the disagreement in connection with its reports. The Fund's Board of Directors appointed PricewaterhouseCoopers LLP as independent accountants for the fiscal year ended 2000.

                            MANAGING YOUR FUND SHARES

IN THE DRIVER'S SEAT

CONTACTING THE PIT

IMPORTANT INFORMATION ABOUT CONTACTING THE CONSECO STOCKCAR STOCKS INDEX FUND

By phone
     800-494-2755, 24 hours a day

By mail
     Conseco StockCar Stocks Index Fund - Advisor Class
     Attn: Administrative Offices
     11815 N. Pennsylvania St., K1B
     Carmel, IN 46032

Buying or selling shares by mail, including overnight mail
Conseco StockCar Stocks Index Fund - Advisor Class
c/o Firstar Mutual Fund Services, LLC
615 E. Michigan St., 3rd Floor
Milwaukee, WI 53201-0701
800-494-2755

OUR BUSINESS HOURS

We're open for business and you can buy and sell shares whenever the NYSE is open for business. That's, generally, any weekday except: New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, the Fourth of July, Labor Day, Thanksgiving Day and Christmas Day.

MINIMUM FUND INVESTMENTS

                                 To open an account       $250
                Each new investment after the first       $50
               To open an automated investment plan       $50


The Funds will not accept payment in cash or third party checks. All checks should be made payable to the Fund or Firstar Mutual Fund Services as the Fund's agent. All checks must be drawn on a Bank located within the United States and must be payable in U.S. dollars.

Keeping track

We'll send you written confirmation of each transaction. These confirmations serve as your proof of ownership since we do not issue certificates.

"NASCAR," the trademark of the National Association for Stock Car Auto Racing, has been licensed for use by Conseco, Inc. and its affiliates as NASCAR's official financial services provider. NASCAR is a privately held company and as such, no direct investment in NASCAR is being offered through this fund. The National Association for Stock Car Auto Racing does not sponsor, endorse, sell or promote the Conseco StockCar Stocks Index Fund or the Conseco StockCar Stocks Index. Nor does the National Association for Stock Car Auto Racing make any representation regarding the advisability of investing in the Conseco StockCar Stocks Index Fund.

START YOUR ENGINES

THREE EASY WAYS TO INVEST IN THE FUND

THROUGH YOUR FINANCIAL PROFESSIONAL

You can buy shares of the Fund through any authorized broker/dealer, financial planner or a financial institution, such as a bank. These organizations and individuals may maintain their own procedures for buying and selling shares and may charge fees. Your financial professional will have the details.

BY MAIL

Mail your completed application and a check payable to the Conseco StockCar Stocks Index Fund - Advisor Class to one of the addresses listed in Buying or Selling shares by mail under CONTACTING THE PIT.


BY BANK WIRE

Mail your completed application to one of the addresses listed in Buying or Selling shares by mail under CONTACTING THE PIT. The application must be received and processed before you wire your money. Then, wire your investment to:

         Firstar Bank
         ABA# 042000013
         Credit to:
     Firstar Mutual Fund Services, LLC
     Account #122-952-137

         Further credit to:

* Conseco StockCar Stocks Index Fund - Advisor Class
* Your account name and your account number

THE SET-UP

PAYING FOR YOUR FUND INVESTMENT

The price you pay for Advisor Class shares equals the Fund's current share price plus a sales charge that varies according to the amount you invest:

--------------------------------------- --------------------------------
     IF YOUR PURCHASE IS...             YOUR SALES CHARGE AS A %
                                         OF THE SHARE PRICE IS...
--------------------------------------- --------------------------------
     $250 to $99,999                                4.00
--------------------------------------- --------------------------------
     $100,00 to $249,999                            3.00
--------------------------------------- --------------------------------
     $250,000 to $499,999                           2.00
--------------------------------------- --------------------------------
     $500,000 to $999,999                           1.00
--------------------------------------- --------------------------------
     $1,000,000 and over                            None
--------------------------------------- --------------------------------

You may be able to reduce the sales charge on the purchase of your Fund shares:

* If you sign a letter of intent agreeing to invest a definite amount in the Fund in the 13 months following your purchase, we will calculate the sales charge as if you had purchased all the shares at one time.

Consult your registered financial professional or the Conseco StockCar Stocks Index Fund's Statement of Additional Information for further details on our share cost reduction programs.

Paying for Shareholder Services

The Fund has adopted a 12b-1 service plan to compensate Conseco Equity Sales, Inc., the principal underwriter, for distributing Fund shares and servicing shareholder accounts. The Fund pays ongoing fees of up to 0.25% of average daily net assets. This will increase the cost of your investment and reduce its return.

In addition, Conseco Equity Sales may retain the sales charge you pay and may make payments to brokers, dealers and other financial intermediaries for providing shareholder services and for covering their sales-related costs. These payments may not exceed an annual rate of 0.25% of average daily net asset value.

REFUELING

IMPORTANT INFORMATION ABOUT BUYING FUND SHARES

* You pay for your shares at the next share price calculated after we receive your order.
* You must make your initial purchase by mail or wire.
* If you buy shares through a financial professional, it is the professional's responsibility to forward your purchase order before the close of business on the NYSE, normally 4 pm Eastern time. You should check to see whether your financial professional has an earlier daily deadline for forwarding purchase orders.
* Payment for shares purchased through a financial institution, such as a bank or an authorized broker/dealer, is due on the settlement date, normally three days after we have received your order. (If you or your financial professional is making payment via federal funds wire, be sure to get a confirmation number. You may need it to ensure timely credit.) o We can only accept checks in U.S. dollars drawn on U.S. funds.
* We may charge a fee on purchase checks that do not clear.
* To ensure that all checks have cleared, we do not allow investors to sell shares purchased by check until they have owned the shares at least 12 days.
* We reserve the right to cancel any purchase order.

CHECKERED FLAG

IMPORTANT INFORMATION ABOUT SELLING FUND SHARES

If you sell by phone

         * Neither the Fund nor its transfer agent is responsible for verifying whether a telephone sales order is genuine. We do, however, protect you with these safeguards:
             -   We record telephone orders.
             -   We require callers to provide specific identifying information.
             -   We send written confirmation of your order within five days.
         * You cannot place orders by phone if you have rejected the telephone privilege on your account application.

If you sell through your financial professional
Your financial professional may

* Have separate procedures for buying and selling shares.
* Charge fees for processing your sales request, even though we do not.

If you sell by mail

Send your request to the address in Buying or selling shares by mail under CONTACTING THE PIT.

If you sell by wire


A $15 fee will be charged for all outbound wire transfers.


We require a signature guarantee for sales of Fund shares totaling $10,000 or more. You can obtain a signature guarantee from most financial institutions, such as banks, brokers/dealers, credit unions and savings associations, but not from a notary public.

     Information required on all sale requests

         * Include your account number, your account's name and your Social Security or taxpayer identification number with your sales request.
         * State either the number of shares you wish to sell or the amount you wish to receive from the sale.

     Calculating the proceeds from your sale

         * We sell your shares at the next share price calculated after we receive your request, either from you directly or through your registered financial professional.

         * If you submit your sales request through a registered financial professional, it is the financial professional's responsibility to transmit your request prior to the close of the New York Stock Exchange to receive that day's share price. You should check to see if your financial professional has an earlier daily deadline for forwarding sales requests.

     Receiving the proceeds from your sale

         * You should receive a check for the net proceeds of your sale within seven business days. We may, however, delay payment 12 days or longer if the check you used to purchase the shares you're selling has not cleared.

         * We will mail the check for the proceeds of the sale of your shares to the address listed on your account.

         * Under extraordinary circumstances specified by law we may temporarily suspend payment.

THE VIP TREATMENT

     SPECIAL SHAREHOLDER SERVICES

     We offer an array of special services free of charge to make investing in the Fund easy.

         * Preauthorized investing lets you set up debits from your checking account for $50 or more every month to purchase mutual fund shares. You may even qualify for a waiver of the minimum on purchases made through payroll deduction or qualified retirement plans.

         * Electronic buying and selling lets you transfer money directly between your bank and Fund accounts to buy or sell as little as $50 or as much as $50,000. To take advantage of this feature, simply fill out the "Automatic Investment Program," on your account application.

BACK COVER

More information on the Fund is available free upon request.

SHAREHOLDER REPORTS

Additional information about the Fund's investments is available in the Fund's annual and semiannual reports to shareholders.

In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its most recent fiscal year.

STATEMENT OF ADDITIONAL INFORMATION

The Statement of Additional Information (SAI) is on file with the SEC and is incorporated by reference into (is legally considered part of) this prospectus. The SAI provides more details about the Fund and its policies.

TO OBTAIN A SHAREHOLDER REPORT, SAI OR OTHER INFORMATION FREE OF CHARGE, CONTACT
US:

by telephone:

800-494-2755

by mail:

CONSECO STOCKCAR STOCKS INDEX FUND
C/O FIRSTAR MUTUAL FUND SERVICES, LLC
615 E. MICHIGAN ST., 3RD FLOOR
MILWAUKEE, WI 53201-0701
800-494-2755

on the Internet:

You can view text-only versions of the prospectus and other Fund details online or download them from:

SEC
HTTP://WWW.SEC.GOV

Conseco StockCar Stocks Mutual Fund, Inc.
HTTP://WWW.STOCKCARSTOCKS.COM

You can review and copy the documents at the SEC's Public Reference Room in Washington, D.C. Call the SEC at 202-942-8090 for further details. The SEC will furnish hard copies of the documents, upon payment of a duplicating fee, through the Public Reference Section. Address your request to:

Public Reference Section of the SEC
Washington, DC 20549-6009

Conseco StockCar Stocks Index Fund
Registration Number: 811-8791

                       CONSECO STOCKCAR STOCKS INDEX FUND
                     Investing in the companies that support
                          America's #1 spectator sport

                               Direct Class Shares
                                   Prospectus
                                January 29, 2001

                        CONSECO CAPITAL MANAGEMENT, INC.
                               Investment Adviser

LIKE SHARES OF ALL MUTUAL FUNDS, THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

CONTENTS

PACE LAP: THE RISK/RETURN SUMMARY

* Victory Lane: The Conseco StockCar Stocks Index Fund's Investment Objectives
* The Groove: The Fund's Investment Strategy
* Red and Yellow Flags
  - The Risks of Investing in the Fund
  - Is the Fund Right for You?
  - Fund Performance
  - About Fund Share Classes
  - Fees and Expenses

GARAGE PASS: INSIDE THE CONSECO STOCKCAR STOCKS INDEX FUND

* Green Flag
  - How the Fund Operates

* Going Flat Out
  - How the Fund Invests
  - That Other 5%

* The Engine
  - Index Investing
  - The Conseco StockCar Stocks Index

CONSECO STOCKCAR STOCKS INDEX FUND TEAM: MANAGEMENT OF THE FUND

* The Driver
  - The Fund's Investment Adviser

* The Crew
  - The Fund's Administrator

A FINAL CHECK: IMPORTANT FUND DETAILS

* The Fund's Place in the Race:
  - Calculating the Daily Share Price
* The Purse
  - How the Fund Pays Out Dividends and Distributions
  - Taxes on Your Fund Investment
* Track Record
  - Financial Highlights

IN THE DRIVER'S SEAT

* Managing Your Conseco StockCar Stocks Index Fund Shares

CONSECO STOCKCAR STOCKS INDEX FUND


WE INVEST IN THE COMPANIES THAT SUPPORT NASCAR'S WINSTON CUP SERIES, INCLUDING SPONSORS OF TEAMS THAT RACE IN THE WINSTON CUP SERIES.


                        PACE LAP: THE RISK/RETURN SUMMARY

VICTORY LANE

THE CONSECO STOCKCAR STOCKS INDEX FUND'S INVESTMENT OBJECTIVES

The Fund seeks GROWTH OF CAPITAL and CURRENT INCOME by investing in the companies of the CONSECO STOCKCAR STOCKS INDEX.

A Look Under the Hood. The Fund aims to increase the value of your investment in two ways: through an increase in the price of the stocks the Fund invests in (that's known as GROWTH OF CAPITAL) and passing along the dividends paid by the companies that the Fund invests in (that's CURRENT INCOME).

THE GROOVE
THE FUND'S INVESTMENT STRATEGY


The Fund invests in the companies of the Conseco StockCar Stocks Index (the "Index").* The Index consists of 49 companies that support NASCAR's Winston Cup Series. The companies in the Index either sponsor NASCAR Winston Cup racing teams or races, or they earn money from NASCAR Winston Cup events.

A Look Under the Hood. The Conseco StockCar Stocks Index is a price-sensitive, equal-weighted stock Index. The Fund invests based on the Index. On January 1, 2001, there were 49 companies in the Index. Equal-weighted means that on January 1 of each year, each company is the same percentage of the Index. So, in January, the Fund invested 1/49 - a little more than 2.04 %-- of its money in each company. The Index is also price-sensitive. This means that the actual percentage of each company in the Index will change during the year because stock prices go up and down. A better performing stock will grow to be a higher percentage of the Index during the year and an underperforming stock will be a smaller percentage. The Fund buys or sells stocks in accordance with the current Index for that trading day.

During the year, new companies that belong in the Index are added at the end of each calendar quarter. At the end of the year, companies that no longer belong in the Index are removed and the Fund sells the stock of such companies. Then, the Index and the Fund are rebalanced and the process repeats.

* To own all the stocks in the Conseco StockCar Stocks Index, we estimate the Fund needs to have at least $25 million to invest. (As of Sept. 30, 2000, it had $4.8 million.) Until the Fund reaches that investment level, we may buy a selection of stocks -- and other securities -- chosen to track the Index as closely as possible. During this start-up investing phase, we can't guarantee that our selection will come close to matching the Index's performance.

    Please note that the discussion of investment strategies and risks in this prospectus applies to the Fund's mature phase when it has $25 million or more invested.

RED AND YELLOW FLAGS

THE RISKS OF INVESTING IN THE FUND

Your Basic Red Flag

Like stock cars themselves, the Fund holds the potential for superior performance. But the Fund makes no guarantees. Investing in it is not exactly a spin around the block. It's more like driving on a speedway. Follow the rules of the road in the neighborhood and you should get by. Play by the rules on the speedway and you still might crash. You could lose part or even all of the money you invest in the Fund, just as you can with any mutual fund.

Yellow Flags: Possible Causes of Loss in Your Fund

The prices of the stocks that the Fund invests in may fall. The price of a company's stock may fall because of problems at the company. A price decline may also have little or no basis in fact -- the price may fall just because investors suspect the company may have problems.

Then again, declining stock prices may have nothing to do with events at a particular company, but may result from changing stock-market or economic conditions, actions on the part of the U.S. government or other governments around the world, or from a simple lack of investor confidence. In the past, stocks and the stock market have recovered, but some of these slumps have lasted for months and even years.

Stock prices for small- and medium-size companies tend to fluctuate more than stock prices for large companies. Approximately 39% of the stocks in the Index are stocks of small- and medium-size companies. Stocks in such companies have often suffered more in stock-market slumps than large-company stocks. They usually don't have as many resources as large companies to tide them over through hard times. What's more, investors are usually less willing to put their money into small- and medium-size company stocks. That may mean a small company's stock price may fall relatively farther than a large company's stock price before sellers can find investors willing to buy.

We invest in the stocks in the Index. We do not research the outlook for the companies we invest in, and we do not avoid stocks that we think won't do well. In investing, as in stock-car racing, points you've earned at the end of the race matter more than your standing at the end of any lap. That's the philosophy behind index investing. It makes for a simple race plan: We invest in the companies listed in the Index and we stay invested in them.

That describes what index investing does. And it means there's one thing it doesn't do: An index fund doesn't do research that will help predict which stocks will break away from the pack or which will lag behind. Over the long haul, indexers believe that the simplicity and consistency of their approach -- investing in a group of companies and sticking with them -- will pay off. But that means an index fund makes no effort to avoid stocks that may trail the field.

The companies that make up the Index may change, which could affect the Fund's performance. NASCAR Winston Cup's sponsors and supporters may change from year to year. These changes usually result from everyday business decisions. For example, a company's marketing campaign to NASCAR fans may have run its course. Changes like that could mean that well-established companies with strong track records are leaving the Index -- and companies without such strong records are replacing them. (Of course, it also could mean just the opposite: that stronger companies are replacing the companies leaving the Index.) In either case, according to our investment policy, the Fund would have to invest in the new companies in the next calendar quarter and sell its stock in the companies that leave the Index at the end of the calendar year. That could slow Fund performance.

A related risk is that the popularity of the NASCAR Winston Cup Series, or the teams that race in it, may decline among fans and sponsors. If that happens, fewer companies or weaker companies might be listed in the Index.

The Fund runs a greater risk of loss than a fund that invests in a wider range of stocks. A rule of investing says that the more widely you spread your investments, the less likely one bad investment will damage you. If you divide your investments equally between two companies and one goes out of business, you lose half your money. If you divide your investments equally among 100 companies and one goes out of business, you lose only 1%.

By the same token, if you invest equally in two stocks and one doubles in price, it increases the total value of your investment by 50%. If you invest equally in 100 stocks and one doubles in price, it would increase the total value by 1%. The rules apply, of course, whether you invest $1,000 or $1 million. While the stocks that make up the Index represent many industries, the Fund can invest only in those stocks listed in the Index. Therefore, it has a higher risk of loss than a mutual fund that can spread its investments, and its risks, more widely.

IS THE FUND RIGHT FOR YOU?

You should consider investing in the Fund if you are looking to increase the value of your investment over the long term. That last part is important. Over longer periods -- five years or more -- stocks have usually done better than other financial investments, like bonds. But stock prices change from day to day, much more so than bonds, and sometimes by quite a lot. That fact has two consequences:

- The value of an investment in the Fund, which itself invests almost totally in stocks, will fall and rise in price more than an investment that is less concentrated in stocks.

- Because that daily price variation is constant and the superior performance of stocks builds up slowly, your risk of loss is greater if you invest in the Fund for just a short time.

Keep in mind, too, that the Fund has not been in business long, so no information exists on how the Fund has performed over a wide range of stock-market conditions.


FUND PERFORMANCE

The bar chart below shows the total return on Direct Class shares of the Fund in calendar year.

                                2000 Total Return
                               Direct Class shares
                            ------------------------
                                      0.57%
                            ------------------------
                                      2000
                            ------------------------


Best Quarter               4Q               1998               21.85%
Worst Quarter              3Q               1999               (8.45)
Quarter Ended              12/31/00                             5.48%

The table below shows how the Fund's returns have measured up to the returns of the S&P 500 Index. It gives you an idea of how the Fund's performance has varied compared to a widely used stock-market benchmark.

SIDEBAR A Look Under the Hood

The S&P 500 Index is a widely used benchmark of U.S. stock-market performance. The stocks in the S&P 500 represent companies from every segment of American industry. Standard & Poor's, the company that created and maintains the S&P 500 Index, has chosen the companies because of their importance to the economy and because their stocks are owned by a large number of investors and change hands frequently.

AVERAGE ANNUAL TOTAL RETURN

(as of December 31, 2000)

----------------------------- --------------------- ----------------------------
                                      1 YEAR               SINCE INCEPTION
                                                             OCT. 1, 1998
----------------------------- --------------------- ----------------------------
Direct Class shares                    0.57%                    9.98%
----------------------------- --------------------- ----------------------------
S&P 500 Index                         -9.09%                   13.69%
----------------------------- --------------------- ----------------------------
Conseco StockCar Stocks Index          0.29%                    8.87%
----------------------------- --------------------- ----------------------------

As you review the Fund's performance, please keep in mind that its past performance does not necessarily indicate how it will perform in the future.

ABOUT FUND SHARE CLASSES


The Fund offers two classes of shares: Direct Class shares and Advisor Class shares, available through a separate prospectus. Direct Class shares come with no up-front or deferred sales charges and without advice from registered financial professionals. Advisor Class shares carry an up-front sales charge, which covers the cost of professional investment advice. You can buy Advisor Class shares from your registered financial professional.


For complete details, check "In the Driver's Seat: Managing Your Conseco StockCar Stocks Index Fund Shares."

FEES AND EXPENSES

The tables below describe the fees and expenses you may pay if you buy and hold shares of the Fund.

     DIRECT CLASS SHAREHOLDER FEES (fees paid directly from your investment)

          ---------------------------- ----------------
          Maximum up-front sales           None
          sales charge
          ---------------------------- ----------------
          Maximum deferred sales
          sales charge                     None
          ---------------------------- ----------------


The Fund will assess a fee of 0.50% of the value of the shares you sell if sell them less than six months after purchasing them.

DIRECT CLASS ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from total Fund assets)

Management fees                              1.05% (1)
Distribution (12b-1) fees                    0.25% (2)
Other expenses                               1.32%
------------------------------------------------------
Total annual Fund operating expenses         2.62%
Less: Expense waivers and/or reimbursement  (1.18%)
------------------------------------------------------
Total net expenses                           1.44% (3)

1. Management fees include a fee of 0.65% for investment advisory services to Conseco Capital Management, Inc., and 0.40% for administrative and other services to Conseco Services, LLC.
2. 12b-1 fees cover a fund's sales, marketing and promotional expenses. Because they are paid out of the Fund on an ongoing basis, they increase the cost of your investment the longer you hold it and may end up costing you more than other types of sales charges.
3. The Adviser and Administrator have agreed to waive a portion of their fees and/or pay a portion of the Fund's expenses through April 30, 2002, to ensure that total annual operating expenses do not exceed 1.50% annually. They may recover any money waived under the contract provisions, to the extent that actual fees and expenses are less than the 1.50% expense limitation, for a period of three years after the date of the waiver. For additional information, see "Management of the Fund."


DIRECT CLASS EXPENSE EXAMPLE

The following example should help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Direct Class shares of the Fund for the time periods indicated and then sell all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

------------------ ------------- -------------- --------------- ---------------
                       1 YEAR        3 YEARS        5 YEARS         10 YEARS
------------------ ------------- -------------- --------------- ---------------
Direct Class            $153          $708           $1,290          $2,871
------------------ ------------- -------------- --------------- ---------------


           GARAGE PASS: INSIDE THE CONSECO STOCKCAR STOCKS INDEX FUND

GREEN FLAG
HOW THE FUND OPERATES

The Fund seeks growth of capital and current income by investing in the stocks of companies of the Conseco StockCar Stocks Index.

The Index lists any company whose stock is available to the general public and that fits into one of the following seven categories:

* NASCAR Winston Cup Series Sponsor: a company that sponsors the entire 34-race NASCAR Winston Cup Series
* Lead Race Sponsor: a company that (1) sponsors one or more races in the NASCAR Winston Cup Series or (2) has negotiated a "naming rights" agreement with a race track hosting a Winston Cup race.
* Primary Car Sponsor: a company that acts as the lead sponsor for one of the roughly 45 stock cars that race in the NASCAR Winston Cup Series every year. You can tell a car's primary sponsor by the corporate logo -- it's the one on the hood of the car.
* Major Product Sponsor: a company that provides products, such as gasoline, tires or beverages, to any of the NASCAR Winston Cup racing teams
* Track Owner: a company that owns all or part of any of the tracks that host the 34 NASCAR Winston Cup Series races
* Licensee: a company that produces a product related to the NASCAR Winston Cup Series under a licensing agreement with NASCAR
* Broadcaster: a company that broadcasts NASCAR Winston Cup races on television, radio or via the internet under an agreement with NASCAR

The Index has no minimum earnings qualification -- it doesn't matter how much or how little a company earns from its participation in the NASCAR Winston Cup Series as long as it fits into one of the seven categories. The Index has a size limit. To be listed, a company's stock must initially have a total market value of at least $100 million.

GOING FLAT OUT
HOW THE FUND INVESTS

We aim to invest 95% of the Fund's net assets in the stocks of the companies listed in the Index. At the beginning of each year, as noted in PACE LAP, we invest the net assets equally in the Index stocks. From then on, the weight of the Index stocks change with changes in its price. This means that, over the course of the year, the Fund invests according to stock performance: It puts more money into the Index stocks that have done better, less into those that have trailed behind.

SIDEBAR A Look Under the Hood

Just like any other mutual fund, the Fund's assets are the stocks and other investment securities purchased with money from its shareholders plus any gains (or minus any losses) from these investments. The Fund's net assets equal the purchase price of the stocks and securities, plus gains -- or minus losses -- from investment performance, minus any amounts, usually small, that the Fund might owe to others.

We try to come within 95% of the total return of the Index stocks. That's before we deduct fees and expenses. We don't normally expect to match 100% of the Index's total return, even before we take out fees and expenses, because we can't invest all the Fund's assets in Index stocks. On one hand, we have to keep some cash on hand to pay Fund shareholders for shares they might want to sell. On the other, it takes time to invest all the cash we receive from the purchase of new shares. Besides the cash on hand, the Fund has to pay commissions on the stocks that it buys and sells. Those costs also cause its performance to deviate from the Index's.

Under the supervision of the Board of Directors of the Fund, the Adviser is responsible for investing the Fund's money to try to match the performance of the Conseco StockCar Stocks Index. If the correlation between the Fund's performance and Index's performance is not maintained, the Board may take actions, including changing the fee structure and/or investment policies of the Fund, as needed, to reduce the performance deviation.

SIDEBAR A Look Under the Hood

A stock's total return equals the change in its price plus any dividends that it pays during the period an investor owns it. If the stock gains in price the return will be positive. But if its price falls it will have a negative return. Since you add dividends to the calculation, a stock that pays dividends -- not all do -- has an extra return above price change alone.


THAT OTHER 5%

The Fund can invest up to 5% in money market funds, in bonds issued by the U.S. Treasury and government agencies. This is a way of earning interest on the cash we have on hand.


THE ENGINE

INDEX INVESTING

We mentioned this briefly before in PACE LAP, but we should emphasize it again. It's all in our name: the Conseco StockCar Stocks Index Fund is an index fund. Unlike actively managed stock mutual funds, we don't pick just those stocks we think will finish well -- we invest in the stocks in the Index. We believe our approach makes sense over the long run. Historically, stocks have gained more value than any other financial investment, like corporate or U.S. government bonds.

We're not saying that index investing beats active management, the technique used by many mutual funds. Both index investing and active management have their place: Active management applies research to spot those stocks with breakaway potential and to steer clear of those that may crash. This double-edged formula has often beaten index investing in the past, but it's like stock-car racing in one sense: There's no telling in advance which actively managed fund can successfully pick the winners out of the pack and avoid the losers.

Then, too, actively managed mutual funds may trade stocks frequently. They may sell stocks because they think they have gone as far as they're likely to go or because they haven't lived up to expectations. They will jump into others with strong performance potential according to their research. Index mutual funds tend to buy and sell stocks less often. Remember, they're not trying to beat the market -- they simply aim to match the performance of a certain group of companies by owning shares in every one of them.

Whenever active investors buy or sell stock they have to pay a commission. When they take a profit by selling a stock that has gained in price, they have to pay tax on that profit. The tax payment comes out of their gain, just as commissions do. Index investors pay commissions and taxes too, of course. But since they tend to buy and sell less, they end up paying less.

So index funds can offer investors a less expensive way of investing in a broad market segment. That means index funds may be right for investors who favor a particular industry or a group of related industries but who are not familiar with individual companies. It also means index funds could work for new investors who want to learn how mutual funds and stock markets work as the next step in a lifelong investment program.

THE CONSECO STOCKCAR STOCKS INDEX

The American Stock Exchange ("AMEX") calculates and publishes the Index's daily value, under the ticker symbol RCE. The Adviser tells the AMEX when a company is qualified or disqualified for listing in the Index. Once a company has become eligible, the Index has to list it by the next calendar quarter. (Calendar quarters begin Jan. 1, April 1, July 1 or Oct. 1.) The Index delists a company that becomes ineligible at the end of the calendar year in which it became ineligible.

SIDEBAR The Word from Pit Road

To return to equal weighting at the end of each year -- when the stocks in the Index account for 1/49 of the Fund's total investment -- we buy and sell stocks to match the Index.

The 49 stocks included in the Conseco StockCar Stocks Index reflect the broad corporate support for NASCAR racing. Standard & Poor's, which tracks the performance of the 1,500 companies that account for 87% of the total stock-market value in the United States, has divided American business into 11 major sectors. The Index contains companies from 10 of them. The companies in the Index also come in all sizes. As of January 1, 2001:
61.2% were large caps, or large-capitalization companies, whose total stock-market value exceeded $10 billion.
30.6% were mid caps, companies whose stock-market value ranged between $1 billion and $10 billion.
8.2% were small caps with less than $1 billion in market value.

     Company Name                                    Ticker
     ------------                                    ------
Action Performance Companies Inc.                    ACTN
Anheuser-Busch Companies, Inc.                       BUD
AOL-Time Warner                                      AOL
Ashland Inc. (Valvoline)                             ASH
BP Amoco P.I.C.                                      BP
BellSouth Corp.                                      BLS
Caterpillar Inc.                                     CAT
CBRL Group Inc. (Cracker Barrell)                    CBRL
Coca-Cola Company                                    KO
Conseco Inc.                                         CNC
Adolph Coors Company                                 RKY
DaimlerChrysler AG                                   DCX
Delphi Automotive Systems Corp.                      DPH
Dover Downs Entertainment Inc.                       DVD
DuPont (E.I. de Nemours) Co.                         DD
Eastman Kodak Company                                EK
Exxon Mobil Corp.                                    XOM
Ford Motor Company                                   F
General Electric Co. (NBC)                           GE
General Mills Inc. (Cheerios)                        GIS
General Motors Corp.                                 GM

Genuine Parts Co. (NAPA)                             GPC
Georgia -Pacific Group                               GP
Global Crossing Ltd.                                 GX
Goodyear Tire and Rubber Co.                         GT
Harrah's Entertainment, Inc.                         HET
(The) Home Depot Inc.                                HD
International Speedway Corp.                         ISCA
Kellogg Co.                                          K
Kmart Corp.                                          KM
Kroger Co.                                           KR
Lowes Companies Inc.                                 LOW
MBNA Corp.                                           KRB
McDonalds Corp.                                      MCD
NationsRent Inc.                                     NRI
News Corp. Ltd.                                      NWS
Pennzoil-Quaker State Co.                            PZL
Pepsico Inc.                                         PEP
Pfizer Inc.                                          PFE
Philip Morris Companies Inc. (Miller Lite)           MO
Procter and Gamble Co. (Tide)                        PG
Quaker Oats Co. (Gatorade)                           OAT
R. J. Reynolds Tobacco Holdings Inc.                 RJR
Sara Lee Corp.                                       SLE
Speedway Motorsports Inc.                            TRK
Sprint FON Group                                     FON
Texaco Inc.                                          TX
Tosco Corp. (Unocal 76)                              TOS
United Parcel Service, Inc.                          UPS

The 49 stocks included in the Index reflect the broad support NASCAR racing enjoys among companies worldwide.



CONSECO STOCKCAR STOCKS INDEX FUND TEAM: MANAGEMENT OF THE FUND

THE DRIVER

THE FUND'S INVESTMENT ADVISER

Conseco Capital Management, Inc. ("CCM"), is a registered investment adviser located at 11815 N. Pennsylvania Avenue, Carmel, Indiana 46032, is a wholly owned subsidiary of Conseco, Inc., a publicly owned financial services company that provides specialized annuity, life and health insurance products. CCM manages investments for Conseco Fund Group and other affiliated mutual funds, as well as foundations, endowments, corporations, governments, unions and high net worth individuals. As of Dec. 31, 2000, CCM managed more than $29.5 billion.

ADVISORY FEES

CCM acquired the assets of StockCar Stocks Advisors, LLC on April 28, 2000 and assumed the investment management of the Fund. CCM receives advisory fees for these services at an annual rate of 0.65% of the Fund's average daily net assets. From October 1, 1999 until April 27, 2000, the Fund paid advisory fees to the investment adviser, StockCar Stocks Advisors, LLC, at an annual rate of 0.50% of the Fund's daily net assets.

THE CREW

THE FUND'S ADMINISTRATOR

Conseco Services, LLC is the Fund's Administrator. It is responsible for:

Reports required by the federal Securities and Exchange Commission ("SEC") and state securities commissions
* Maintaining the Fund's books and records
* Reports for the Fund's board of directors
* Proxy statements and shareholder reports

Conseco Services receives a fee for these services at an annual rate of 0.40% for the first $50,000,000; 0.30% for the net $25,000,000; and 0.20% in excess of
$75,000,000 of the Fund's average daily net assets.

A FINAL CHECK: IMPORTANT FUND DETAILS


THE FUND'S PLACE IN THE RACE

CALCULATING DAILY SHARE PRICE

Like most other mutual funds, the Fund's daily share price reflects the market value of all the stocks and bonds it owns, plus cash on hand, minus any liabilities. That daily calculation provides the Fund's total net assets. Divide the net asset value by the number of shares outstanding and you get the net asset value per share. As a result, the Fund's share price is also called its Net Asset Value, abbreviated simply as NAV.


We normally compute the Fund's NAV at the end of regular trading hours -- 4 PM Eastern time -- every day the New York Stock Exchange ("NYSE") is open for business. We value the stocks and bonds the Fund owns at their market price at that time. If we cannot easily find a price quote, we estimate the price in accordance with guidelines approved by the Fund's Board of Directors.

THE PURSE

HOW THE FUND PAYS OUT DIVIDENDS AND DISTRIBUTIONS

The Fund pays out at least 90% of its net investment income to its shareholders annually in proportion to the number of Fund shares each of them owns.

SIDEBAR A Look Under the Hood

Net investment income equals all stock dividends the fund's investments earn, plus any interest it receives on the bonds it owns, minus expenses.

The Fund pays out all capital gains, which is the profit it makes on investments when it sells them. This payout is called a capital gain distribution. We will automatically use the dividends and distributions earned by your investment to purchase additional Fund shares for your account. If you prefer to have them paid directly to you by check, please notify us in writing at the address listed in Buying or selling shares by mail in CONTACTING THE PIT.


If an investor elects to receive distributions and dividends by check and the post office cannot deliver such check, or if such check remains uncashed for six months, a Fund reserves the right to reinvest the distribution check in the shareholder's account at the Fund's then current net asset value per share and to reinvest all subsequent distributions in shares of the Fund until an updated address is received.


TAXES ON YOUR FUND INVESTMENT

The Fund's shareholders, not the Fund itself, ordinarily pay taxes on its dividends and distributions, as is the case with most mutual funds. You will owe the taxes whether or not you choose to receive your distributions and dividends in cash or reinvest them. The amount you owe will depend on many factors. The most important are: Your income tax bracket How long the Fund has owned the stock in companies that it sells How long you've owned any shares in the Fund that you might sell

Because each investor's tax circumstances are unique and because tax laws are subject to change, we recommend consulting your independent tax advisor about your tax issues.

The amount of tax you owe each year on your Fund investment will depend on the amount of dividends and capital gain distributions the Fund pays out. Normally, the taxes will be due in the year dividends and distributions are paid, except for distributions declared in December and paid in January of the next year, which are taxable as if we paid them Dec. 31.

Dividends and capital gain distributions usually create the following tax liability:

----------------------------------------------- --------------------------------
TRANSACTION                                                 TAX STATUS
----------------------------------------------- --------------------------------
Income payout                                   Ordinary income
----------------------------------------------- --------------------------------
Short-term capital gain distribution            Ordinary income
----------------------------------------------- --------------------------------
Long-term capital gain distribution             Capital gain
----------------------------------------------- --------------------------------

TRANSACTION                                                 TAX STATUS
----------------------------------------------- --------------------------------
You sell shares owned for more than one year    Capital gain or loss
----------------------------------------------- --------------------------------
You sell shares owned for one year or less      Gains treated as ordinary
                                                income, losses subject to
                                                special rules
----------------------------------------------- --------------------------------

After Dec. 31 of each year, we will mail you a notice telling you how much your investment in the Fund has earned in dividends and distributions during the year and the federal tax status of these earnings -- whether they are taxable as ordinary income or as a short- or long-term gain.

Tax considerations for tax-deferred accounts, such as qualified retirement plans or nontaxable entities, will be different.

SIDEBAR A Final Yellow Flag

You must provide your Social Security or other taxpayer ID number on your Fund account application. If we do not have your number on record, you will be subject to backup withholding. That means the IRS requires us to withhold 31% of all earnings from your Fund investment. Consult your tax advisor for details.

TRACK RECORD


FINANCIAL HIGHLIGHTS

The table below provides a picture of the Fund's performance since it began operations. The information shown reflects results for a single Fund share. The total return represents the rate of return for an investor who reinvested all dividends and distributions. Tait, Weller & Baker of Philadelphia, PA has audited the information for the period August 8, 1999 - September 30, 1999. PricewaterhouseCoopers LLP has audited the information for the period October 1, 1999 - September 30, 2000. Their reports, along with the Fund's financial statements, are included in the Fund's annual report dated September 30, 2000, which is available on request by calling 800-494-2755.

Financial Highlights

------------------------------------------------------ -------------------------- -------------------------
Direct Class shares
------------------------------------------------------ -------------------------- -------------------------
Per-share operating performance                        10/1/99 - 9/30/00          10/1/98-9/30/99
------------------------------------------------------ -------------------------- -------------------------
Net Asset Value at
beginning of period                                    $17.84                     $15.00
------------------------------------------------------ -------------------------- -------------------------
Investment operations:
------------------------------------------------------ -------------------------- -------------------------
Net investment income                                  0.12                       0.02
------------------------------------------------------ -------------------------- -------------------------
Net realized and unrealized
gain on investments                                    (0.34)                     2.82
------------------------------------------------------ -------------------------- -------------------------
TOTAL FROM INVESTMENT OPERATIONS                       (0.22)                     2.84
------------------------------------------------------ -------------------------- -------------------------
DISTRIBUTIONS:
------------------------------------------------------ -------------------------- -------------------------
DIVIDENDS FROM NET INVESTMENT INCOME                   (0.03)                     ----
------------------------------------------------------ -------------------------- -------------------------
DISTRIBUTION OF NET CAPITAL GAINS                      (0.07)                     ----
------------------------------------------------------ -------------------------- -------------------------
TOTAL DISTRIBUTIONS                                    (0.10)                     ----
------------------------------------------------------ -------------------------- -------------------------
NET ASSET VALUE,
      End of period                                    $17.52                     $17.84
------------------------------------------------------ -------------------------- -------------------------
TOTAL RETURN                                           (1.24%)                    18.93%
------------------------------------------------------ -------------------------- -------------------------
RATIOS/SUPPLEMENTAL DATA:
------------------------------------------------------ -------------------------- -------------------------
NET ASSETS,
      End of period (in 000's)                         $4,516                     $4,652
------------------------------------------------------ -------------------------- -------------------------
RATIO OF EXPENSES TO AVERAGE NET ASSETS
BEFORE EXPENSE REIMBURSEMENT                           2.62%                      1.41%
AFTER EXPENSE REIMBURSEMENT                            1.44%                      1.41%
------------------------------------------------------ -------------------------- -------------------------
RATIO OF NET INVESTMENT INCOME (LOSS) TO
Average net assets                                    (0.52%)                     0.28%
Before expense reimbursement                           0.66%                      0.28%
After expense reimbursement
------------------------------------------------------ -------------------------- -------------------------
PORTFOLIO TURNOVER RATE (ALL CLASSES)                  37%                        7%
------------------------------------------------------ -------------------------- -------------------------

Change of Independent Accountants

On April 28, 2000, Tait, Weller & Baker LLP ("Tait, Weller & Baker") resigned as independent accountants for the Conseco StockCar Stocks Index Fund (the "Fund"). Tait, Weller & Baker's report for the Fund's financial statements for the year ended September 30, 1999 did not contain an adverse opinion or disclaimer of opinion and was not qualified as to uncertainty, audit scope or accounting principles. In addition there have not been any disagreements with Tait, Weller & Baker during the Fund's most recent fiscal year on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to the satisfaction of Tait, Weller & Baker, would have caused it to make a reference to the subject matter of the disagreement in connection with its reports. The Fund's Board of Directors appointed PricewaterhouseCoopers LLP as independent accountants for the Fund for the fiscal year ended 2000.


Managing Your Fund Shares

IN THE DRIVER'S SEAT

CONTACTING THE PIT

Important Information about Contacting the Conseco StockCar Stocks Index Fund By phone

800-494-2755, 24 hours a day

By mail
Conseco StockCar Stocks Index Fund - Direct Class
Attn: Administrative Offices
11815 N. Pennsylvania St., K1B
Carmel, IN 46032

Buying or selling shares by mail, including overnight mail
Conseco StockCar Stocks Index Fund - Direct Class
c/o Firstar Mutual Fund Services, LLC
615 E. Michigan St., 3rd Floor
Milwaukee, WI 53201-0701
800.494.2755

OUR BUSINESS HOURS

We're open for business and you can buy and sell shares whenever the New York Stock Exchange (NYSE) is open for business. That's, generally, any weekday except: New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, the Fourth of July, Labor Day, Thanksgiving Day and Christmas Day.

MINIMUM FUND INVESTMENTS

To open an account                                      $250
Each new investment after the first                     $50
To open an automated investment plan                    $50

The Funds will not accept payment in cash or third party checks. All checks should made payable to the Fund or Firstar Mutual Fund Services as the Fund's agent. All checks must be drawn on a Bank located within the United States and must be payable in U.S. dollars.


KEEPING TRACK

We'll send you written confirmation of each transaction. These confirmations serve as your proof of ownership since we do not issue share certificates.

"NASCAR," the trademark of the National Association for Stock Car Auto Racing, has been licensed for use by Conseco, Inc. and its affiliates as NASCAR's official financial services provider. NASCAR is a privately held company and as such, no direct investment in NASCAR is being offered through this fund. The National Association for Stock Car Auto Racing does not sponsor, endorse, sell or promote the Conseco StockCar Stocks Index Fund or the Conseco StockCar Stocks Index. Nor does the National Association for Stock Car Auto Racing make any representation regarding the advisability of investing in the Conseco StockCar Stocks Index Fund.

START YOUR ENGINES

IMPORTANT INFORMATION ABOUT INVESTING IN THE FUND
BY MAIL

Mail your completed application and a check payable to the Conseco StockCar Stocks Index Fund - Direct Class to one of the addresses listed in Buying or Selling shares by mail under CONTACTING THE PIT.


BY BANK WIRE

Mail your completed application to the address in Buying or selling shares by mail under CONTACTING THE PIT. The application must be received and processed before you wire your money. Then, wire your investment to:

         Firstar Bank
         ABA#042000013
         Credit to:

Firstar Mutual Fund Services, LLC
Account #122-952-137
Further credit to:
* Conseco StockCar Stocks Index Fund - Direct Class
* Your account name and your account number

REFUELING

IMPORTANT INFORMATION ABOUT BUYING FUND SHARES

* You pay for your shares at the price quoted in the next daily price calculation after we receive your purchase order.
* You must make your initial purchase by mail or wire.
* We can only accept checks in U.S. dollars drawn on U.S. funds.
* We may charge a fee on purchase checks that do not clear.
* To ensure that all checks have cleared, we do not allow investors to sell shares purchased by check until they have owned the shares at least 12 days.
* We reserve the right to cancel any purchase order.

PAYING FOR SHAREHOLDER SERVICES

The Fund has adopted a 12b-1 service plan to compensate Conseco Equity Sales, Inc., the principal underwriter, for distributing fund shares and servicing shareholder accounts. The fund pays ongoing fees of up to 0.25% of average daily net assets. This will increase the cost of your investment and reduce its return.

CHECKERED FLAG


IMPORTANT INFORMATION ABOUT SELLING FUND SHARES


IF YOU SELL BY PHONE

Neither the Fund nor its transfer agent is responsible for verifying whether a telephoned sales order is genuine. We do, however, protect you with these safeguards:

We record telephone orders.

We require callers to provide specific identifying information.

We send written confirmation of your order within five days.

You cannot place orders by phone if you have rejected the telephone privilege on your account application.

If you sell by mail
Send your request to the address in Buying or selling shares by mail under CONTACTING THE PIT.
If you sell by wire

A $15 fee will be charged for all outbound wire transfers.


INFORMATION REQUIRED ON ALL SALE REQUESTS

* Include your account number, your account name and your Social Security or taxpayer identification number with your sales request.
* State either the number of shares you wish to sell or the amount you wish to receive from the sale.
* We require a signature guarantee for sales of Fund shares totaling $10,000 or more. You can obtain a signature guarantee from most financial institutions, such as banks, broker/dealers, credit unions and savings associations, but not from a notary public.

CALCULATING THE PROCEEDS FROM YOUR SALE

* We sell your shares at the next share price calculated after we receive your request.

RECEIVING THE PROCEEDS FROM YOUR SALE

* You should receive a check for the net proceeds of your sale within seven business days. We may, however, delay payment 12 days or longer if the check you used to purchase the shares you're selling has not cleared.

* We will mail the check for the proceeds of the sale of your shares to the address listed on your account.

* Under extraordinary circumstances specified by law we may temporarily suspend payment.

THE VIP TREATMENT
SPECIAL SHAREHOLDER SERVICES

We offer an array of special services free of charge to make investing in the Fund easy.

* Preauthorized investing lets you set up debits from your checking account for $50 or more every month to purchase mutual fund shares. You may even qualify for a waiver of the minimum on purchases made through payroll deduction or qualified retirement plans.

* Electronic buying and selling lets you transfer money directly between your bank and Fund accounts to buy or sell as little as $50 or as much as $50,000. To take advantage of this feature, simply fill out the "Automatic Investment Program," on your account application.

BACK COVER

More information on the Fund is available free upon request.

SHAREHOLDER REPORTS

Additional information about the Fund's investments is available in the Fund's annual and semiannual reports to shareholders.

In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its most recent fiscal year.

STATEMENT OF ADDITIONAL INFORMATION

The Statement of Additional Information (SAI) is on file with SEC and is incorporated by reference into (is legally considered part of) this prospectus. The SAI provides more details about the fund and its policies.

TO OBTAIN A SHAREHOLDER REPORT, SAI OR OTHER INFORMATION FREE OF CHARGE, CONTACT
US:

by telephone:
800-494-2755

by mail:
CONSECO STOCKCAR STOCKS INDEX FUND
C/O FIRSTAR MUTUAL FUND SERVICES, LLC
615 E. MICHIGAN ST., 3RD FLOOR
MILWAUKEE, WI 53201-0701
800-494-2755

on the Internet:
You can view text-only versions of the prospectus and other Fund details online or download them from:

SEC
HTTP://WWW.SEC.GOV

Conseco StockCar Stocks Mutual Fund, Inc.
HTTP://WWW.STOCKCARSTOCKS.COM

You can review and copy the documents at the SEC's Public Reference Room in Washington, D.C. Call the SEC at 202-942-8090 for further details. The SEC will furnish hard copies of the documents, upon payment of a duplicating fee, through the Public Reference Section. Address your request to:

Public Reference Section of the SEC
Washington, DC 20549-6009

Conseco StockCar Stocks Index Fund
Registration Number: 811-8791

                                     PART B
                       STATEMENT OF ADDITIONAL INFORMATION

                    CONSECO STOCKCAR STOCKS MUTUAL FUND, INC.

                            Advisor and Direct Shares

                                JANUARY 29, 2001

This Statement of Additional Information ("SAI") is not a prospectus. It contains additional information about the Conseco StockCar Stocks Mutual Fund, Inc. (the "Company") and a single series of shares, the Conseco StockCar Stocks Index Fund (the "Fund"). It should be read in conjunction with the Fund's Advisor Class prospectus and Direct Class prospectus (the "Prospectuses"), each one dated January 29, 2001. You may obtain a copy by contacting the Company's Administrative Office, 11815 N. Pennsylvania Street, Carmel, Indiana 46032 or by phoning 800-494-2755.

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TABLE OF CONTENTS
GENERAL INFORMATION                                                   3
INVESTMENT RESTRICTIONS                                               3
DESCRIPTION OF SECURITIES AND INVESTMENT TECHNIQUES                   5
PORTFOLIO TURNOVER                                                    9
INVESTMENT PERFORMANCE                                               11
SECURITIES TRANSACTIONS                                              13
MANAGEMENT                                                           14
FUND EXPENSES                                                        20
DISTRIBUTION ARRANGEMENTS                                            20
PURCHASE, REDEMPTION AND PRICING OF SHARES                           22
INFORMATION ON CAPITALIZATION AND OTHER MATTERS                      24
CODE OF ETHICS                                                       25
TAXES                                                                25
FINANCIAL STATEMENTS                                                 26

GENERAL INFORMATION

The Company was incorporated in Maryland on May 18, 1998. The Company is an open-end management investment company registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940 (the "1940 Act"). The Company is a "series" type of mutual fund which may issue separate series of shares, each of which may represent a separate portfolio of investments. The Fund offers two classes of shares. This SAI relates to Advisor Class shares and Direct Class shares of the Fund. Each class may have different expenses, which may affect performance. Conseco Capital Management, Inc. (the "Adviser" or "CCM") serves as the Company's investment adviser.

The Company is managed by a Board of Directors which approves all significant agreements between the Company and the persons and companies that furnish services to the Company, including agreements with the Company's custodian, transfer agent, investment adviser and administrator. The day-to-day operations of the Fund are delegated to the Adviser. There is no assurance that the Fund will achieve its investment objectives.

INVESTMENT RESTRICTIONS

The Company has adopted the following policies relating to the investment of assets of the Fund, and its activities. These are fundamental policies and may not be changed without the approval of the holders of a "majority" of the outstanding shares of the affected Fund. Under the 1940 Act, the vote of such a "majority" means the vote of the holders of the lesser of (i) 67 percent of the shares or interests represented at a meeting at which more than 50 percent of the outstanding shares or interests are represented or (ii) more than 50 percent of the outstanding shares or interests. Except for the limitation on borrowing, any investment policy or limitation that involves a maximum percentage of securities or assets will not be considered to be violated unless the percentage limitation is exceeded immediately after, and because of, a transaction by the Fund.

CONSECO STOCKCAR STOCKS INDEX FUND

The Fund may not (except as noted):
1. To the extent of 75% of its assets (valued at time of investment), invest more than 5% of its assets in securities of any one issuer, except in obligations of the United States Government and its agencies and instrumentalities;

Acquire securities of any one issuer that at the time of investment (a) represent more than 10% of the voting securities of the issuer or (b) have a value greater than 10% of the value of the outstanding securities of the issuer;

Borrow money except from banks for temporary or emergency purposes in amounts not exceeding 5% of the value of the Fund's assets at the time of borrowing;

Underwrite the distribution of securities of other issuers, or acquire "restricted" securities that, in the event of a resale, might be required to be registered under the Securities Act of 1933;

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2.  Make margin purchases or short sales of securities;

3. Invest in companies for the purpose of management or the exercise of control;

4. Lend money (but this restriction shall not prevent the Fund from investing in debt securities or repurchase agreements);

5. Acquire or retain any security issued by a company, an officer or director of which is an officer or director of the Company or an officer, director or other affiliated person of the Adviser or Distributor;

6. Invest in oil, gas or other mineral exploration or development programs, or marketable securities of companies engaged in oil, gas or mineral exploration;

7. Purchase or sell real estate loans or real estate limited partnerships, or invest in marketable securities of companies that invest in real estate or interests in real estate;

8. Engage in the writing of put and call options, except that the Fund may write (i.e. sell) covered put and call options, and may purchase put and call options, on the equity securities of companies included in the Index and on the Index itself. The Fund may enter into these transactions so long as the value of the underlying securities on which such options contracts may be written at any one time does not exceed 100% of the net assets of the Fund, and so long as the initial margin required to enter into such contracts does not exceed ten percent (10%) of the Fund's total net assets;

9.  Purchase warrants on securities;

10. Issue senior securities;

11. Invest in commodities or in commodities futures or options;

12. Invest more than 5% of its assets (value at time of investment) in securities of issuers that are not included in the Conseco StockCar Stocks Index, except that the Fund may invest up to 25% of its average net assets in other securities for temporary liquidity purposes; or

13. Invest more than 25% of its assets (valued at time of investment) in securities of issuers that are in the same industry.

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS

The following restrictions are designated as non-fundamental with respect to the Conseco StockCar Stocks Index Fund and may be changed by the Company's Board of Directors ("Board") without shareholder approval.

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The Fund may not:

1. Invest more than 5% of its net assets (valued at the time of investment) in preferred stock;

2. Invest more than 15% of its net assets (valued at time of investment) in securities that are not readily marketable;

3. Acquire securities of other investment companies except (a) by purchase in the open market, where no commission or profit to a sponsor or dealer results from such purchase other than the customary broker's commission and (b) where acquisition results from a dividend or merger, consolidation or other reorganization;

4. Purchase more than 3% of the voting securities of any one investment company nor invest more than 5% of the Funds assets (valued at time of investment) in all investment company securities purchase by the Fund;

5. Pledge, mortgage or hypothecate its assets, except for temporary or emergency purposes and then to an extent not greater than 5% of its total assets at cost;

6. Invest more than 10% of the Fund's assets (valued at time of investment) in initial margin deposits of options or futures contracts;

7. Invest more than 25% of its net assets in any one or more of the following investments: cash, money market instruments, debt securities and/or repurchase agreements; or

8. After April 28, 2000, the Fund may not invest in the securities of Conseco, Inc. or any of its affiliates.

DESCRIPTION OF SECURITIES AND INVESTMENT TECHNIQUES

The investment objectives of the Fund are not fundamental. Unless otherwise noted, investment policies and practices described in this SAI are not fundamental, meaning that the Company's Board of Directors ("Board") may change them without shareholder approval.

The Fund is a diversified Fund, meaning that the Fund limits the amount of its assets invested in any one issuer and/or in any one industry, thereby reducing the risk of loss incurred by that issuer or industry.

The Fund normally will invest at least 95% of its total net assets in the common stock of companies listed on the Conseco StockCar Stocks Index(TM), in approximately the same percentage as each company represents in the Index. Because the Index is itself highly diverse, the Adviser does not anticipate any diversification problems resulting from the Fund's investment policy.

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To own all the stocks in Conseco StockCar Stocks Index, we estimate the Fund needs to have at least $25 million to invest. (As of September 30, 2000, it had $4.8 million.) Until the Fund reaches that investment level, we may buy a selection of stocks - and other securities - chosen to track the Index as closely as possible. During this startup investing phase, we can't guarantee that our selection will come close to matching the Index's performance.

For liquidity purposes, the Fund may invest up to 5% of its net assets in other securities.

The Fund seeks growth of capital and current income by investing in the companies of the Conseco StockCar Stocks Index. The Fund aims to increase the value of your investment in two ways: through an increase in the price of the stocks the Fund invests in (that is known as growth of capital) and passing along the dividends paid by the companies that the Fund invests in (that is current income).

The primary investments of the Fund are listed in the Fund's prospectus. The following are additional securities that the Fund may invest in; and, where necessary, a brief discussion of any risks unique to the particular security.

COMMON STOCK

The Fund may invest in the common stock of the companies comprising the Index. The market value of common stock can fluctuate significantly, reflecting the business performance of the issuing company, investor perception and general economic or financial market movements. Smaller companies are especially sensitive to these factors. Despite the risk of price volatility, however, common stocks historically have offered the greatest potential for gain on investment, compared to other classes of financial assets. Under normal circumstances, the Fund will invest at least 95% of its net assets in the common stock of companies comprising the Index. This is a fundamental policy of the Fund, and may not be changed without a vote of the majority of the outstanding shares of the Fund.

FOREIGN SECURITIES

If a foreign company is included in the Index, the Fund will invest in the common stock of that company in the form of American Depository Receipts (ADRs). ADRs typically are issued by a U.S. bank or Trust company and evidence ownership of underlying securities issued by a foreign corporation. Investments in foreign securities involve greater risks compared to domestic investments. Foreign companies are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about issuers than is available in the reports and ratings published about companies in the U.S. Additionally, foreign companies are not subject to uniform accounting, auditing and financial reporting standards. Dividends and interest on foreign securities may be subject to foreign withholding taxes. Such taxes may reduce the net return to shareholders. There is the possibility of expropriation, confiscation, taxation, currency blockage or political or social instability which could affect investments of foreign issuers domiciled in such nations. Further, there is the risk of loss due to fluctuations in the value of a foreign corporation's currency relative to the U.S. dollar. Further, if a foreign issuer is a member of the Index, the Fund will be obligated to invest in such security, even through the country of the issuer's domicile might not be considered by the Adviser to be friendly or stable.

ADDITIONAL DESCRIPTION OF SECURITIES AND INVESTMENT TECHNIQUES

For liquidity purposes only, the Fund may invest up to 5% of its assets, in the aggregate, in the following securities. The Fund will not invest in such securities for temporary or defensive purposes. You should be aware that any investment in securities not included in the Index will cause the performance of the Fund to vary from that of the Index.

OTHER REGISTERED INVESTMENT COMPANIES

The Fund may invest in securities issued by other unaffiliated registered investment companies ("mutual funds") to maintain liquidity. Such mutual funds may include money market funds. An unaffiliated mutual fund means that the fund is not part of the Conseco StockCar Stocks family of funds. As a shareholder of another registered investment company, the Fund would bear its pro rata portion of that company's Advisory fees and other expenses. Such fees and expenses will be borne indirectly by the Fund's shareholders. The Fund may investment in other mutual funds to the extent that such investments do not exceed 5% of the Fund's net assets and/or 3% of any on investment company's outstanding securities.

DEBT SECURITIES

The Fund may invest in U.S. Government debt securities, including Treasury Bills and short-term notes, to maintain liquidity. U.S. Government securities include direct obligations of the U.S. Government and obligations issued by U.S. Government agencies and instrumentalities. The market value of such securities fluctuates in response to interest rates and the creditworthiness of the issuer. In the case of securities backed by the full faith and credit of the United States Government, shareholders are only exposed to interest rate risk. The Fund will not invest more that 5% of its net assets in such securities, and will not invest in any such security with a maturity in excess of one year.

PREFERRED STOCK

The Fund may invest in the preferred stock of the companies that comprise the Index, when the Adviser believes that such investments will help the Fund achieve its investment objective of current income without substantially and negatively affecting the Fund's investment objective of capital growth. Preferred stock generally pays dividends at a specified rate and generally has preference over common stock in the payments of dividends and the liquidation of the issuer's assets. Dividends on preferred stock are generally payable at the discretion of the issuer's board of directors. Accordingly, shareholders may suffer a loss of value if dividends are not paid. The market prices of preferred stocks are also sensitive to changes in interest rates and in the issuer's creditworthiness. Accordingly, shareholders may experience a loss of value due to adverse interest rate movements or a decline in the issuer's credit rating. Finally, preferred stock is not included in the Index, so any investment in such stock will cause the performance of the Fund to vary from that of the index. For these reasons, the Fund will not invest more than 5% of its net assets in preferred stock.

REPURCHASE AGREEMENTS

The Fund may invest a portion of its assets in repurchase agreements ("Repos") with broker-dealers, banks and other financial institutions to maintain liquidity, provided that the Fund's custodian always has possession of the securities serving as collateral for the Repos or has proper evidence of book entry receipt of said securities. In a Repo, the Fund purchases securities subject to the seller's simultaneous agreement to repurchase those securities from the Fund at a specified time (usually one day) and price. The repurchase price reflects an agreed-upon interest rate during the time of investment. All Repos entered into by the Fund must be collateralized by U.S. Government Securities, the market values of which equal or exceed 102% of the principal amount of the money invested by the Fund. If an institution with whom the Fund has entered into a Repo enters insolvency proceedings, the resulting delay, if any, in the Fund's ability to liquidate the securities serving as collateral could cause the Fund some loss if the securities declined in value prior to liquidation. To minimize the risk of such loss, the Fund will enter into Repos only with institutions and dealers considered creditworthy, and will not invest more than 25% of its net assets in such transactions.

FUTURES AND OPTIONS ON EQUITY SECURITIES AND THE INDEX

The Fund may enter into futures contracts relating to the equity securities of companies included in the Index, may write (i.e. sell) covered put and call options on such securities and on the Index, and may purchase put and call on such equity securities and on the Index. Such options can include long-term options with durations of up to three years. Although not normally anticipated to be widely employed, the Fund may use futures and options to increase or decrease its exposure to the effects of changes in security prices, to hedge securities held, to maintain cash reserves while remaining fully invested, to facilitate trading, to reduce transaction costs, or to seek higher investment returns when a futures or options contract is priced more attractively than the underlying security or index. The Fund may enter into these transactions so long as the value of the underlying securities on which such options or futures contracts may be written at any one time does not exceed 100% of the net assets of the Fund, and so long as the initial margin required to enter into such contract does not exceed ten percent (10%) of the Fund's total net assets.

Risk Factors Associated with Futures and Options. The primary risks associated with the use of options and futures are; (1) imperfect correlation between a change in the value of the underlying security or index and a change in the price of the option or futures contract, and (2) the possible lack of a liquid secondary market for an options or futures contract and the resulting inability of the Fund to close out the position prior to the maturity date. The risk of imperfect correlation will be minimized by investing only in those contracts whose price fluctuations are expected to resemble those of the Fund's underlying securities. The risk that the Fund will be unable to close out a position will be minimized by entering into such transactions only on national exchanges and over-the-counter markets with an active and liquid secondary market.

RESTRICTED AND ILLIQUID SECURITIES

The Fund will not invest more than 15% of its net assets in securities that the Adviser determines, under the supervision of the Board of Directors, to be illiquid and/or restricted. Illiquid securities are securities that cannot be liquidated within seven (7) days at the approximate price at which the Fund has valued the instrument. Also, the sale of some illiquid and other types of securities may be subject to legal restrictions. Because illiquid and restricted securities may present a greater risk of loss than other types of securities, due to their lack of a ready market, the Fund will not invest in such securities in excess of the limits set forth above. You should be aware that in the event that more than 15% of the Index is comprised of companies considered to be illiquid, the Fund will be unable to precisely match its investments to the percentages contained in the Index and that inability may pose additional risks to the Fund, including the risk that the performance of the Fund will vary from that of the Index.

WHEN-ISSUED SECURITIES AND DELAYED-DELIVERY TRANSACTIONS

The Fund may purchase securities of companies comprising the Index on a when-issued basis, and it may purchase or sell such securities for delayed-delivery. These transactions occur when securities are purchased or sold by the Fund with payment and delivery taking place at some future date. The Fund may enter into such transactions when, in the Adviser's opinion, doing so may secure an advantageous yield and/or price to the Fund that might otherwise be unavailable. The Fund has not established any limit on the percentage of assets it may commit to such transactions, but to minimize the risks of entering into these transactions, the Fund will maintain a segregated account with its Custodian consisting of cash, cash equivalents, U.S. Government Securities or other high-grade liquid debt securities, denominated in U.S. dollars or non-U.S. currencies, in an amount equal to the aggregate fair market value of its commitments to such transactions.

STANDARD AND POOR'S DEPOSITORY RECEIPTS (SPDRS)

The Fund may purchase securities that represent ownership in long-term unit investment trust that holds a portfolio of common stocks designed to track the performance of the S&P 500 Index. A SPDR entitles a holder to receive proportionate quarterly cash distributions corresponding to the dividends that accrue to the S&P 500 stocks in the underlying portfolio, less trust expenses.


PORTFOLIO TURNOVER

The Fund does not have a predetermined rate of portfolio turnover since such turnover will be incidental to transactions taken with a view to achieving their respective objectives. The Fund expects that its annual portfolio turnover rate will not exceed 50% under normal conditions. However, there can be no assurance that the Fund will not exceed this rate, and the portfolio turnover rate may vary from year to year. The following is the Fund's portfolio turnover rate for:

----------------------------------   -----------------      -----------------
FUND NAME                              FISCAL YEAR             FISCAL YEAR
                                        ENDED 2000              ENDED 2000
----------------------------------   -----------------      -----------------
Conseco StockCar Stocks Index Fund          37%                    7%
----------------------------------   -----------------      -----------------

THE CONSECO STOCKCAR STOCKS INDEX

Information on the Conseco StockCar Stocks Index (the "Index") is set forth in the prospectus. This section contains additional information concerning the Index

The Adviser has determined that a company is a sponsor of NASCAR (R), and is therefore eligible for inclusion in the Index, only if it meets one or more of the following criteria:

(1) PRIMARY CAR SPONSORS are those companies that are the lead sponsor for each of the approximately 45 cars that participate in the Winston Cup
        (R) Series. Primary Car Sponsors generally can be distinguished from other car sponsors because the Company logo will appear on the hood of the car it sponsors. A list of all Primary race Sponsors is published annually by NASCAR (R), usually in December, for the following year's racing.

(2)     LEAD RACE SPONSORS are those companies identified each year by NASCAR
        (R) as the lead company sponsoring one or more of the 34 annual Winston Car (R) series races. A list of all Lead race Sponsors is published annually by NASCAR(R), usually in December, for the following year's racing.

(3) MAJOR PRODUCT SPONSORS are those companies that provide critical and necessary products to the approximately 45 cars and teams that participate in the Winston Cup (R) Series. The Adviser has determined that such critical and necessary products are limited to tires, gasoline and beverages for the teams.

A company will also qualify for inclusion in the Index if it derives revenues from NASCAR (R) sanctioned racing events at the Winston Cup (R) Level. The Adviser has determined that a company derives revenue from NASCAR(R), and is therefore eligible for inclusion in the Index, only if it meets one or more of the following criteria:

(1) It is a company that has an ownership interest in one or more of the race tracks that host the 32 annual Winston Cup (R) races.

(2) It is a company that produces souvenirs or memorabilia for the Winston Cup (R) Series under a licensing agreement with NASCAR (R).

(3) It is a company that broadcasts Winston Cup (R) Series races on television, radio or the Internet under an agreement with NASCAR (R).

(4) It is a company that has negotiated "naming rights" agreements with tracks hosting Winston Cup races.

There are no minimum limits on the amount or percentage of total company revenue that must be derived from one of the above-described activities to qualify a company for inclusion in the Index. However, in order to minimize the risk of liquidity problems for the Fund in purchasing such otherwise eligible companies, the Adviser has determined that a company must have at least $100 million in market capitalization in order to be included in the Index, and must maintain at least $50 million in market capitalization to stay in the Index.

INVESTMENT PERFORMANCE

STANDARDIZED YIELD QUOTATIONS. Each class of the Fund may advertise investment performance figures, including yield. Each class' yield will be based upon a stated 30-day period and will be computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

YIELD = 2[((A-B/CD)+1)6-1]

Where:
A = the dividends and interest earned during the period.
B = the expenses accrued for the period (net of reimbursements, if any).
C = the average daily number of shares outstanding during the period that were entitled to receive dividends.
D = the maximum offering price per share on the last day of the period.

STANDARDIZED AVERAGE ANNUAL TOTAL RETURN QUOTATIONS. The Fund may advertise its total return and its cumulative total return. The total return will be based upon a stated period and will be computed by finding the average annual compounded rate of return over the stated period that would equate an initial amount invested to the ending redeemable value of the investment (assuming reinvestment of all distributions), according to the following formula:

P(1+T)n=ERV

Where:
P = a hypothetical initial payment of $1,000.
T = the average annual total
return.
n = the number of years.
ERV = the ending redeemable value at the end of the stated period of a hypothetical $1,000 payment made at the beginning of the stated period.

The total return for Advisor shares of the Fund will assume the maximum applicable sales charge is deducted at the times, in the amounts, and under the terms disclosed in the Fund's Prospectus. The cumulative total return will be based upon a stated period and will be computed by dividing the ending redeemable value (i.e., after deduction of any applicable sales charges) of a hypothetical investment by the value of the initial investment (assuming reinvestment of all distributions).

Each investment performance figure will be carried to the nearest hundredth of one percent.

                          Average Annual Total Returns
                        Periods Ended September 30, 2000

----------------------------------   -----------------      -----------------
               FUND                       ONE YEAR           SINCE INCEPTION
----------------------------------   -----------------      -----------------
Conseco StockCar Stocks Index Fund
----------------------------------   -----------------      -----------------
Advisor Class                              (5.19)                 (9.66)
(inception date: 7/30/99)
----------------------------------   -----------------      -----------------
Direct Class                               (1.24)                 (9.66)
(inception date: 10/01/98)
----------------------------------   -----------------      -----------------


A MEASURE OF STOCK MARKET VOLATILITY

Beta is a mathematical measure of the volatility, or risk, of an investment. For comparative purposes, the Beta for the S&P 500 Index is set at 1.00. An investment with a Beta greater than 1.00 indicates that this investment exhibits greater volatility, or risk, than the S&P 500 Index over the described time period. An investment with a Beta of less than 1.00 indicates that this investment has less volatility, or risk, than the S&P 500 Index. Since inception of the Direct Shares Class on October 1, 1998, Conseco StockCar Stocks Index Fund Direct Shares has exhibited a Beta of 0.41, meaning that the fund has been significantly less volatile, or risky, than the S&P 500 Index over this time period. Since inception of the Advisor Class Shares on August 2, 1999, Conseco StockCar Stocks Index Fund Advisor Shares has exhibited a Beta of 0.58, meaning that the fund has been significantly less volatile, or risky, than the S&P 500 Index over this time period.


NON-STANDARDIZED PERFORMANCE. In addition, in order to more completely represent the Fund's performance or more accurately compare such performance to other measures of investment return, the Fund also may include in advertisements, sales literature and shareholder reports other total return performance data ("Non-Standardized Return"). Non-Standardized Return may be quoted for the same or different periods as those for which Standardized Return is required to be quoted; it may consist of an aggregate or average annual percentage rate of return, actual year-by-year rates or any combination thereof. Non-Standardized Return for Advisor and Direct shares may or may not take sales charges into account; performance data calculated without taking the effect of sales charges, if any, into account may be higher than data including the effect of such charges. All non-standardized performance will be advertised only if the standard performance data for the same period, as well as for the required periods, is also presented.

GENERAL INFORMATION. From time to time, the Fund may advertise its performance compared to similar funds or types of investments using certain unmanaged indices, reporting services and publications. A description of an index which may be used is listed below.

The Standard & Poor's 500 Composite Stock Price Index is a well diversified list of 500 companies representing the U.S. stock market.

The index includes income and distributions but does not reflect fees, brokerage commissions or other expenses of investing.

In addition, from time to time in reports and promotions (1) the Fund's performance may be compared to other groups of mutual funds tracked by: (a) Lipper Analytical Services and Morningstar, Inc., widely used independent research firms which rank mutual funds by overall performance, investment objectives, and assets; or (b) other financial or business publications, such as Business Week, Money Magazine, Forbes and Barron's which provide similar information; (2) the Consumer Price Index (measure for inflation) may be used to assess the real rate of return from an investment in the Fund; (3) other statistics such as GNP and net import and export figures derived from governmental publications, e.g., The Survey of Current Business or statistics derived by other independent parties, e.g., the Investment Company Institute, may be used to illustrate investment attributes of the Fund or the general economic, business, investment, or financial environment in which the Fund operates; (4) various financial, economic and market statistics developed by brokers, dealers and other persons may be used to illustrate aspects of the Fund's performance; and (5) the sectors or industries in which the Fund invests may be compared to relevant indices or surveys (e.g., S&P Industry Surveys) in order to evaluate the Fund's historical performance or current or potential value with respect to the particular industry or sector.

SECURITIES TRANSACTIONS

The Adviser is responsible for decisions to buy and sell securities for the Fund, broker-dealer selection, and negotiation of brokerage commission rates. The Adviser's primary consideration in effecting a securities transaction will be execution at the most favorable price.

In selecting a broker-dealer to execute a particular transaction, the Adviser will take the following into consideration: the best net price available; the reliability, integrity and financial condition of the broker-dealer; the size of the order and the difficulty of execution; and the size of contribution of the broker-dealer to the investment performance of the Fund on a continuing basis. Broker-dealers may be selected who provide brokerage and/or research services to the Fund and/or other accounts over which the Adviser exercises investment discretion. Such services may include furnishing advice concerning the value of securities (including providing quotations as to securities), the advisability of investing in, purchasing or selling securities, and the availability of securities or the purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and performance of accounts; and effecting securities transactions and performing functions incidental thereto, such as clearance, settlement and custody, or required in connection therewith.

Subject to the Conduct Rules of the NASD and to obtaining best prices and executions, the Adviser may select brokers who provide research or other services or who sell shares of the Fund to effect portfolio transactions. The Adviser may also select an affiliated broker to execute transactions for the Fund, provided that the commissions, fees or other remuneration paid to such affiliated broker are reasonable and fair as compared to that paid to non-affiliated brokers for comparable transactions.

The Adviser shall not be deemed to have acted unlawfully, or to have breached any duty created by the Fund's Investment Advisory Agreement or otherwise, solely by reason of its having caused the Fund to pay a broker-dealer that provides brokerage and research services an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker-dealer would have charged for effecting that transaction, if the Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either that particular transaction or the Adviser's overall responsibilities with respect to the Fund. The Adviser allocates orders placed by it on behalf of the Fund in such amounts and proportions as the Adviser shall determine and the Adviser will report on said allocations regularly to the Fund indicating the broker-dealers to whom such allocations have been made and the basis therefor.

The receipt of research from broker-dealers may be useful to the Adviser in rendering investment management services to the Fund and/or the Adviser's other clients; conversely, information provided by broker-dealers who have executed transaction orders on behalf of other clients may be useful to the Adviser in carrying out its obligations to the Fund. The receipt of such research will not be substituted for the independent research of the Adviser. It does enable the Adviser to reduce costs to less than those which would have been required to develop comparable information through its own staff. The use of broker-dealers who supply research may result in the payment of higher commissions than those available from other broker-dealers who provide only the execution of portfolio transactions.


MANAGEMENT

THE ADVISER

Conseco Capital Management, Inc., the Adviser, provides investment advice and, in general, supervises the Company's management and investment program, furnishes office space, prepares reports for the Fund, and pays all compensation of officers and Board of Directors of the Company who are affiliated persons of the Adviser. The Fund pays all other expenses incurred in the operation of the Fund, including fees and expenses of unaffiliated Board of Directors of the Company.

The Adviser is a wholly owned subsidiary of Conseco, Inc. ("Conseco"), a publicly-owned financial services company, the principal operations of which are in development, marketing and administration of specialized annuity, life and health insurance products. Conseco's offices are located at 11815 N. Pennsylvania Street, Carmel, Indiana 46032. The Adviser manages and serves as sub-adviser to other registered investment companies and manages the invested assets of Conseco, which owns or manages several life insurance subsidiaries, and provides investment and servicing functions to the Conseco companies and affiliates. The Adviser also manages foundations, endowments, public and corporate pension plans, and private client accounts. As of December 31, 2000, the Adviser managed in excess of $29.5 billion in assets.

The Investment Advisory Agreement, dated April 28, 2000, between the Adviser and the Company provides that the Adviser shall not be liable for any error in judgment or mistake of law or for any loss suffered by the Fund in connection with any investment policy or the purchase, sale or redemption of any securities on the recommendations of the Adviser. The Agreement provides that the Adviser is not protected against any liability to the Fund or its security holders for which the Adviser shall otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties imposed upon it by the Agreement or the violation of any applicable law.

Under the terms of the Investment Advisory Agreements, the Adviser has contracted to receive an investment advisory fee equal to an annual rate of 0.65% of the average daily net asset value of the Fund.

The Adviser has contractually agreed to waive its management fee and/or reimburse the Fund's other expenses to the extent necessary to ensure that the total annual operating expenses do not exceed 1.50% of the Fund's average daily net assets until April 30, 2002. After such time, the Adviser may voluntarily waive all or a portion of its management fee and/or reimburse all or a portion of Fund operating expenses. The Adviser will waive fees and/or reimburse expenses on a monthly basis and the Adviser will pay the Fund by reducing its fee. Any waivers or reimbursements will have the effect of lowering the overall expense ratio for the Fund and increasing its overall return to investors at the time any such amounts were waived/and or reimbursed. Any such waiver or reimbursement is subject to later adjustment to allow the Adviser to recoup amounts waived or reimbursed, including initial organization costs of the Fund, provided, however, that the Adviser shall only be entitled to recoup such amounts for a period of three years from the date such amount was waived or reimbursed.

This contractual arrangement does not cover interest expense, taxes, brokerage commissions, and extraordinary expenses.

The Fund may receive credits from its custodian based on cash held by the Fund at the custodian. These credits may be used to reduce the custody fees payable by the Fund. In that case, the Adviser's (and, other affiliates') agreement to waive fees or reimburse expenses will be applied only after the Fund's custody fees have been reduced or eliminated by the use of such credits.

------------------------------------    --------------------------------------
         Advisory Fees Accrued                  Amount Reimbursed/Waived
  Fiscal Year Ended Septembeer 30           Fiscal Year Ended Septembeer 30
------------------------------------    --------------------------------------
      1999                 2000               1999                  2000
----------------      --------------    ----------------      ----------------
     11,599               28,479               --                  60,459
----------------      --------------    ----------------      ----------------

* Prior to April 28, 2000, the Adviser to the Fund was StockCar Stocks Advisors, LLC, a North Carolina limited liability company. For advisory services provided to the Fund for the period October 1, 1999 - April 27, 2000. StockCar Stocks Advisor, LLC was paid total advisory fees $15,037.

OTHER SERVICE PROVIDERS

THE ADMINISTRATOR. Conseco Services, LLC (the "Administrator") is a wholly owned subsidiary of Conseco, and receives compensation from the Company pursuant to an Administration Agreement dated April 28, 2000. Under that agreement, the Administrator supervises the overall administration of the Fund. These administrative services include supervising the preparation and filing of all documents required for compliance by the Fund with applicable laws and regulations, supervising the maintenance of books and records, and other general and administrative responsibilities.

For providing these services, the Administrator receives a fee from the Fund at an annual rate of 0.40% per annum for the first $50,000,000; 0.30% for the next $25,000,000; and 0.20% in excess of $75,000,000 of the Fund's average daily net assets. Pursuant to the Administration Agreement, the Administrator reserves the right to employ one or more sub-administrators to perform administrative services for the Fund. See "The Adviser" above regarding the Administrator's contractual arrangement to waive its fees and/or reimburse Fund expenses.

For the fiscal year ended September 30, 1999 StockCar Stocks Advisors, LLC served the Fund under an Operating Services Agreement. Under the terms of the Operating Services Agreement, StockCar Stocks Advisors, LLC provided or arranged to provide accounting, administrative, legal, dividend disbursing, transfer agent, registrar, custodial, fund share distribution, shareholder reporting, sub-accounting and record keeping services. For the services rendered, StockCar Stocks Advisors, LLC received $18,821.

CUSTODIAN. Bank of New York (BONY), acts as custodian for the Fund. As such BONY holds all securities and cash of the Fund, delivers and receives payment for securities sold, receives and pays for securities purchased, collects income from investments and performs other duties, all as directed by officers of the Company. BONY does not exercise any supervisory function over management of the Fund, the purchase and sale of securities or the payment of distributions to shareholders.

TRANSFER AGENCY SERVICES. Firstar Mutual Fund Services acts as transfer, dividend disbursing, and shareholder servicing agent for the Fund pursuant to a written agreement with the Company and Firstar, dated August 1, 2000. Under the agreement, Firstar is responsible for administering and performing transfer agent functions, dividend distribution, shareholder administration, and maintaining necessary records in accordance with applicable rules and regulations.

For the services to be rendered as transfer agent, the Adviser shall pay Firstar an annual fee, paid monthly, based on the average net assets of the Fund, as determined by valuations made as of the close of each business day of the month.

INDEPENDENT ACCOUNTANTS/AUDITORS. After April 28, 2000, PricewaterhouseCoopers LLP, 2900 One American Square, Box 82002, Indianapolis, Indiana 46282-0002 will serve as the Company's independent accountant.

Prior to April 28, 2000, Tait Weller & Baker, 8 Penn Center, Philadelphia, PA served as the Fund's independent accountant.


BOARD OF DIRECTORS AND OFFICERS OF THE COMPANY

The Board of Directors of the Company decide upon matters of general policy for the Company. In addition, the Board of Directors review the actions of the Adviser, as set forth in "Management." The Company's officers supervise the daily business operations of the Company. The Board of Directors and officers of the Company, their affiliations, if any, with the Adviser and their principal occupations are set forth below.


     NAME, ADDRESS                POSITION HELD              PRINCIPAL OCCUPATION(S)
        AND AGE                   WITH COMPANY                 DURING PAST 5 YEARS
     -------------                -------------              -----------------------
William P. Daves, Jr. (75)       Chairman of the       Consultant to insurance and healthcare
5723 Trail Meadow                Board, Director       industries. Director, President and
Dallas, TX 75230                                       Chief Executive Officer, FFG Insurance
                                                       Co. Chairman of the Board and Trustee
                                                       of other mutual funds managed by the
                                                       Adviser.

Maxwell E. Bublitz* (45)         President and         Chartered Financial Analyst. President
11825 N. Pennsylvania St.        Director              and Director, Adviser. Previously,
Carmel, IN 46032                                       Senior Vice President, Adviser.
                                                       President and Trustee of other mutual
                                                       funds managed by the Adviser.

Gregory J. Hahn* (40)            Vice President        Chartered Financial Analyst. Senior
11825 N. Pennsylvania St.        for Investments       Vice President, Adviser. Trustee and
Carmel, IN 46032                                       portfolio manager of other mutual
                                                       funds managed by the Adviser.

Harold W. Hartley (77)           Director              Retired. Chartered Financial Analyst.
502 Canal Cove Court                                   Previously, Executive Vice President,
Ft. Myers Beach, FL 33931                              Tenneco Financial Services, Inc.
                                                       Trustee of other mutual funds managed
                                                       by the Adviser. Director, Ennis
                                                       Business Forms, Inc.

     NAME, ADDRESS                POSITION HELD              PRINCIPAL OCCUPATION(S)
        AND AGE                   WITH COMPANY                 DURING PAST 5 YEARS
     -------------                -------------              -----------------------
Dr. R. Jan LeCroy (69)           Director              Retired. President, Dallas Citizens
841 Liberty                                            Council. Trustee of other mutual funds
Dallas, TX 75204                                       managed by the Adviser. Director,
                                                       Southwest Securities Group, Inc.

Dr. Jesse H. Parrish (73)        Director              Former President, Midland College.
2805 Sentinel                                          Higher Education Consultant. Trustee
Midland, TX 79701                                      of other mutual funds managed by the
                                                       Adviser.

William P. Kovacs (55)           Vice President        Vice President, Senior Counsel,
11825 N. Pennsylvania St.        and Secretary         Secretary, Chief Compliance Officer
Carmel, IN 46032                                       and Director of Adviser. Vice
                                                       President, Senior Counsel, Secretary
                                                       and Director, Conseco Equity Sales,
                                                       Inc. Vice President and Secretary of
                                                       other mutual funds managed by the
                                                       Adviser. Previously, Associate
                                                       Counsel, Vice President and Assistant
                                                       Secretary, Kemper Financial Services,
                                                       Inc. (1989-1996); previous to Of
                                                       Counsel, Rudnick & Wolfe
                                                       (1997 - 1998); previous to Of Counsel,
                                                       Shefsky & Froelich (1998).

James S. Adams (41)              Treasurer             Senior Vice President, Bankers
11815 N. Pennsylvania St.                              National, Great American Reserve.
Carmel, IN 46032                                       Senior Vice President, Treasurer, and
                                                       Director, Conseco Equity Sales, Inc.
                                                       Senior Vice President and Treasurer,
                                                       Conseco Services, LLC. Treasurer of
                                                       other mutual funds managed by the
                                                       Adviser.

     NAME, ADDRESS                POSITION HELD              PRINCIPAL OCCUPATION(S)
        AND AGE                   WITH COMPANY                 DURING PAST 5 YEARS
     -------------                -------------              -----------------------
William T. Devanney, Jr. (45)    Vice President        Senior Vice President, Corporate Taxes,
11815 N. Pennsylvania St.        Corporate Taxes       Bankers National and Great American
Carmel, IN 46032                                       Reserve. Senior Vice President,
                                                       Corporate Taxes, Conseco Equity
                                                       Sales, Inc. and Conseco Services LLC.
                                                       Vice President of other mutual funds
                                                       managed by the Adviser.

David N. Walthall (55)           Director              Principal, Walthall Asset Management.
1 Galleria Tower, Suite 1050                           Former President, Chief Executive
13355 Noel Road                                        Officer and Director of Lyrick
Dallas, TX 75240                                       Corporation. Formerly, President and
                                                       CEO, Heritage Media Corporation.
                                                       Formerly, Director, Eagle National
                                                       Bank. Trustee of other mutual funds
                                                       managed by the Adviser.

------------------
* The Director so indicated is an "interested person," as defined in the 1940 Act, of the Company due to the positions indicated with the Adviser and its affiliates.

The following table shows the compensation of each disinterested Director for the fiscal year ending September 30, 2000. In addition to Conseco StockCar Stocks Mutual Fund, Inc., the Trust complex consists of Conseco Fund Group, Conseco Series Trust and Conseco Strategic Income Fund.

                               COMPENSATION TABLE

------------------------    -----------------       ------------------------
                                                    Total Compensation from
                                Aggregate             Investment Companies
                              Compensation           in the Company Complex
Name of Person, Position    From the Company           Paid to Directors
------------------------    -----------------       ------------------------
William P. Daves, Jr.            $2,625                     $46,959
                                                              (17)
------------------------    -----------------       ------------------------
Harold W. Hartley                $2,250                     $43,584
                                                              (17)
------------------------    -----------------       ------------------------
Dr. R. Jan LeCroy                $2,250                     $43,584
                                                              (17)
------------------------    -----------------       ------------------------
Dr. Jesse H. Parrish             $2,250                     $43,584
                                                              (17)
------------------------    -----------------       ------------------------
David N. Walthall                $2,250                     $43,584
                                                              (17)
------------------------    -----------------       ------------------------

------------------
The Directors and officers of the Company, as a group, own less than 1% of the Fund's outstanding shares. A shareholder owning of record or beneficially more than 25% of the Fund's outstanding shares may be considered a controlling person. That shareholder's vote could have a more significant effect on matters presented at a shareholders' meeting than votes of other shareholders.

FUND EXPENSES

The Fund pays its own expenses including, without limitation: (i) organizational and offering expenses of the Fund and expenses incurred in connection with the issuance of shares of the Fund; (ii) fees of its custodian and transfer agent;
(iii) expenditures in connection with meetings of shareholders and Directors;
(iv) compensation and expenses of Directors who are not interested persons of the Company; (v) the costs of any liability, uncollectible items of deposit and other insurance or fidelity bond; (vi) the cost of preparing, printing, and distributing prospectuses and statements of additional information, any supplements thereto, proxy statements, and reports for existing shareholders;
(vii) legal, auditing, and accounting fees; (viii) trade association dues; (ix) filing fees and expenses of registering and maintaining registration of shares of the Fund under applicable federal and state securities laws; (x) brokerage commissions; (xi) taxes and governmental fees; and (xii) extraordinary and non-recurring expenses.

DISTRIBUTION ARRANGEMENTS

Conseco Equity Sales, Inc. (the "Distributor") serves as the principal underwriter for the Fund pursuant to an Underwriting Agreement, dated April 28, 2000. The Distributor is a registered broker-dealer and member of the National Association of Securities Dealers, Inc. ("NASD"). Subject to the compensation arrangement discussed below, the Distributor bears all the expenses of providing services pursuant to the Underwriting Agreement, including the payment of the expenses relating to the distribution of Prospectuses for sales purposes and any advertising or sales literature. The Underwriting Agreement continues in effect for two years from initial approval and for successive one-year periods thereafter, provided that each such continuance is specifically approved (i) by the vote of a majority of the Directors of the Company or by the vote of a majority of the outstanding voting securities of the Fund and (ii) by a majority of the Directors who are not "interested persons" of the Company (as that term is defined in the 1940 Act). The Distributor is not obligated to sell any specific amount of shares of the Fund.

Prior to March 31, 2000, Declaration Distributors, Inc. acted as Distributor of the Fund. The following is information about the compensation received by the Distributor with respect to the Fund for the fiscal year ended September 30, 2000.

DISTRIBUTION AND SERVICE PLAN

As noted in the Fund's Prospectus, each Share Class of the Fund has adopted a plan pursuant to Rule 12b-1 under the 1940 Act and the requirements of the applicable rules of the NASD regarding asset-based sales charges (the "Plans").

Pursuant to the Plans, the Fund may compensate the Distributor for its expenditures in financing any activity primarily intended to result in the sale of each such class of Fund shares and for maintenance and personal service provided to existing shareholders of that class. The Plans authorize payments up to 0.25% per annum of its average daily net assets of each Share Class to the Adviser, Distributor, dealers and others, for providing personal service and/or maintaining shareholder accounts relating to the distribution of the Fund's shares. The fees are paid on a monthly basis, based on the Fund's average daily net assets attributable to each class of shares.

Pursuant to the Plans, the Distributor is paid a monthly fee equal to 0.25% per annum of average net assets of each share class for expenses incurred in the distribution and promotion of the Fund's shares, including but not limited to, printing of the prospectuses and reports used for sales purposes, preparation and distribution-related expenses as well as any distribution or service fees paid to securities dealers or others who have executed a dealer agreement with the underwriter. You should be aware that it is possible that Plan accruals will exceed the actual expenditures by the Distributor for eligible services. Accordingly, such fees are not strictly tied to the provision of such services.

The Plans have been approved by the Funds' Board of Directors, including all the Directors who are non-interested persons as defined in the 1940 Act, and by the shareholders of each of the Fund's share classes. The Plans must be renewed annually by the Board of Directors, including a majority of the Directors who are non-interested persons of the Fund and who have no direct or indirect financial interest in the operation of the Plans. The votes must be cast in person at a meeting called for that purpose. It is also required that the selection and nomination of such Directors be done by the non-interested Directors.

The Plans and any related agreement may not be amended to increase materially the amounts to be spent or distribution expenses without approval by a majority of the Fund's outstanding shares, and all material amendments to the Plans or any related agreements shall be approved by a vote of the non-interested Directors, cast in person at a meeting called for the purpose of voting on any such amendment.

The Adviser is required to report in writing to the Board of Directors of the Fund, at least quarterly, on the amounts and purpose of any payment made under the Plans, as well as to furnish the Board with such other information as may reasonably be requested in order to enable the Board to make an informed determination of whether the Plans should be continued.


For the fiscal year ended September 30, 2000, the 12b-1 fees attributable to each class of shares is as follows:

------------------------         ------------
    Class
------------------------         ------------
    Advisor Class Shares            $667
------------------------         ------------
    Direct Class Shares             $12,125
------------------------         ------------


PURCHASE, REDEMPTION AND PRICING OF SHARES

SHARE PRICES AND NET ASSET VALUE

The Fund's shares are bought or sold at a price that is the Fund's net asset value (NAV) per share. The NAV per share is determined for each class of shares for the Fund as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern Time) on each business day by dividing the value of the Fund's net assets attributable to a class (the class's pro rata share of the value of the Fund's assets minus the class's pro rata share of the value of the Fund's liabilities) by the number of shares of that class outstanding.

The assets of the Fund are valued as follows: Securities that are traded on stock exchanges are valued at the last sale price as of the close of business on the day the securities are being valued or, lacking any sales, at the mean between the closing bid and asked prices. Securities traded in the over-the-counter market are valued at the mean between the bid and asked prices or yield equivalent as obtained from one or more dealers that make markets in the securities. Fund securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market, and it is expected that for debt securities this ordinarily will be the over-the-counter market. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board. Foreign securities are valued on the basis of quotations from the primary market in which they are traded, and are translated from the local currency into U.S. dollars using current exchange rates. Debt securities with maturities of sixty
(60) days or less may be valued at amortized cost.

WAIVER OF ADVISOR CLASS INITIAL SALES CHARGE

No sales charge is imposed on sales of Advisor Class shares to certain investors. However, in order for the following sales charge waivers to be effective, the Transfer Agent must be notified of the waiver when the purchase order is placed. The Transfer Agent may require evidence of your qualification for the waiver. No sales charge is imposed on the following investments:

o by current or retired officers, directors or employees (and their immediate family, including: parents, grandparents, spouse, children, grandchildren, siblings, father-in-law, mother-in-law, sister/brother-in-law, daughter/son-in-law, niece, nephew, and same sex domestic partners) of the Trust, Conseco and its affiliates and the Transfer Agent;

o by any participant in (i) a tax qualified retirement plan provided that the initial amount invested by the plan totals $500,000 or more, the plan has 50 or more employees eligible to participate at the time of purchase, or the plan certifies that it will have projected annual contributions of $200,000 or more; or (ii) by one of a group of tax qualified employee benefit plans that purchase through an omnibus account relationship with the Funds maintained by a single service provider, provided that such plans make an aggregated initial investment of $500,000 or more;

o by an omnibus account established by a sponsor for tax-qualified employee benefit plans where the sponsor provides recordkeeping services for the plans, and has entered into an agreement with the Distributor in connection with such account;

o by brokers, dealers, and other financial intermediaries that have a selling agreement with the Distributor, if they purchase shares for their own accounts or for retirement plans for their employees;

o by employees and registered representatives (and their parents, grandparents, spouses and minor children) of brokers, dealers, and other financial intermediaries described above; the purchaser must certify to the Distributor at the time of the purchase that the purchase is for the purchaser's own account (or for the benefit of such employee's parents, grandparents, spouse or minor children);

o by any charitable organization, state, county, city, or any instrumentality, department, authority or agency thereof which has determined that Advisor Class is a legally permissible investment and which is prohibited by applicable investment law from paying a sales charge or commission in connection with the purchase of shares of any registered management investment company;

o by one or more members of a group of at least 100 persons (and persons who are retirees from such group) engaged in a common business, profession, civic or charitable endeavor or other activity, and the spouses and minor children of such persons, pursuant to a marketing program between the Distributor and such group;

o (i) through an investment adviser who makes such purchases through a broker, dealer, or other financial intermediary (each of which may impose transaction fees on the purchase), or (ii) by an investment adviser for its own account or for a bona fide advisory account over which the investment adviser has investment discretion;

o through a broker, dealer or other financial intermediary which maintains a net asset value purchase program that enables the Fund to realize certain economies of scale;

o through bank trust departments or trust companies on behalf of bona fide trust or fiduciary accounts by notifying the Distributor in advance of purchase; a bona fide advisory, trust or fiduciary account is one which is charged an asset-based fee and whose purpose is other than purchase of Fund shares at net asset value;

o by purchasers in connection with investments related to a bona fide medical savings account; or

o by an account established under a wrap fee or asset allocation program where the accountholder pays the sponsor an asset-based fee.

Additionally, no sales charge is imposed on shares that are (a) issued in plans of reorganization, such as mergers, asset acquisitions and exchange offers, to which the Fund is a party, (b) purchased by the reinvestment of loan repayments by participants in retirement plans, (c) purchased by the reinvestment of dividends or other distributions from the Fund, or (d) purchased and paid for with the proceeds of shares redeemed in the prior 60 days from a mutual fund on which an initial sales charge or contingent deferred sales charge was paid (other than a fund managed by the Adviser or any of its affiliates that is subject to the exchange privilege described below); the purchaser must certify to the Distributor at the time of purchase that the purchaser is a prior load investor.

INFORMATION ON CAPITALIZATION AND OTHER MATTERS

Shareholders of the Fund are entitled: (i) to one vote per full share; (ii) to such distributions as may be declared by the Company's Board of Directors out of funds legally available; and (iii) upon liquidation, to participate ratably in the assets available for distribution. There are no conversion or sinking fund provisions applicable to the shares, and the holders have no preemptive rights and may not cumulate their votes in the election of the directors. The shares are redeemable and are fully transferable. All shares issued and sold by the Fund will be fully paid and nonassessable.

The Company will call a meeting of shareholders for the purpose of voting upon the question of removal of a director or directors when required in writing to do so by record holders of at least 10% of the Fund's outstanding common shares. The Corporation's by-laws contain procedures for the removal of directors by its stockholders. At any meeting of stockholders, duly called and at which a quorum is present, the stockholders may by the affirmative vote of the holders of a majority of the votes entitled to be cast thereon, remove any director of directors from office and may elect a successor or successors to fill any resulting vacancies for the unexpired terms of the removed directors.

Each issued and outstanding share of each class of the Fund is entitled to participate equally in dividends and other distributions of the respective class of the Fund and, upon liquidation or dissolution, in the net assets of that class remaining after satisfaction of outstanding liabilities. The shares of the Fund have no preference, preemptive or similar rights, and are freely transferable.

Under Rule 18f-2 under the 1940 Act, as to any investment company which has two or more series outstanding and as to any matter required to be submitted to shareholder vote, such matter is not deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding voting securities of each series affected by the matter. Such separate voting requirements do not apply to the election of Directors, the ratification of the contract with the principal underwriter or the ratification of the selection of accountants. The rule contains special provisions for cases in which an advisory contract is approved by one or more, but not all, series. A change in investment policy may go into effect as to one or more series whose holders so approve the change even though the required vote is not obtained as to the holders of other affected series. Under Rule 18f-3 under the 1940 Act, each class of the Fund shall have a different arrangement for shareholder services or the distribution of securities or both and shall pay all of the expenses of that arrangement, shall have exclusive voting rights on any matters submitted to shareholders that relate solely to a particular class' arrangement, and shall have separate voting rights on any matters submitted to shareholders in which the interests of one class differ from the interests of any other class.

The Amended and Restated Articles of Incorporation provide that the Directors will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Articles of Incorporation protects a Director against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

CODE OF ETHICS

Under CCM's personal securities trading policy (the "Policy"), CCM employees must preclear personal transactions in securities not exempt under the Policy. In addition, CCM employees must report their personal securities transactions and holdings, which are reviewed for compliance with the Policy. CCM access persons, including portfolio managers and investment personnel, who comply with the Policy's preclearance and disclosure procedures, and the requirements of the Policy, may be permitted to purchase, sell or hold securities which also may be or are held in fund(s) they manager or for which they otherwise provide investment advice.

TAXES

GENERAL

To qualify or continue to qualify for treatment as a regulated investment company ("RIC") under the Internal Revenue Code of 1986, as amended ("Code"), the Fund -- which is treated as a separate corporation for these purposes -- must distribute to its shareholders for each taxable year at least 90% of its investment company taxable income (consisting generally of net investment income, net short-term capital gain and net gains from certain foreign currency transactions) ("Distribution Requirement") and must meet several additional requirements. These requirements include the following: (1) the Fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or foreign currencies, or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in securities or those currencies ("Income Requirement"); and (2) at the close of each quarter of the Fund's taxable year, (i) at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs and other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund's total assets and that does not represent more than 10% of the issuer's outstanding voting securities, and (ii) not more than 25% of the value of its total assets may be invested in securities (other than U.S. Government securities or the securities of other RICs) of any one issuer.

If Fund shares are sold at a loss after being held for six months or less, the loss will be treated as long-term, instead of short-term, capital loss to the extent of any capital gain distributions received on those shares.

Distributions, if any, in excess of the Fund's current or accumulated earnings and profits, as computed for federal income tax purposes, will constitute a return of capital, which first will reduce a shareholder's tax basis in the Fund's shares and then (after such basis is reduced to zero) generally will give rise to capital gains. Under the Taxpayer Relief Act of 1997 ("Tax Act"), different maximum tax rates apply to a non-corporate taxpayer's net capital gain (the excess of net long-term capital gain over net short-term capital loss) depending on the taxpayer's holding period and marginal rate of federal income tax -- generally, 28% for gain recognized on capital assets held for more than one year but not more than 18 months and 20% (10% for taxpayers in the 15% marginal tax bracket) for gain recognized on capital assets held for more than 18 months.

Shareholders electing to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the amount of cash they would have received had they elected to receive the distributions in cash, divided by the number of shares received.

At the time of an investor's purchase of shares of the Fund, a portion of the purchase price is often attributable to unrealized appreciation in the Fund's portfolio or undistributed taxable income. Consequently, subsequent distributions from that appreciation (when realized) or income may be taxable to the investor even if the net asset value of the investor's shares is, as a result of the distributions, reduced below the investor's cost for the shares and the distributions in reality represent a return of a portion of the purchase price.

The Fund will be subject to a nondeductible 4% federal excise tax ("Excise Tax") on certain amounts not distributed (and not treated as having been distributed) on a timely basis in accordance with annual minimum distribution requirements. The Fund intends under normal circumstances to avoid liability for such tax by satisfying those distribution requirements.

FINANCIAL STATEMENTS

The audited financial statements of the Fund for the fiscal year ended September 30, 2000 are incorporated herein by reference to the Fund's annual report to shareholders.

                    CONSECO STOCKCAR STOCKS MUTUAL FUND, INC.

                       REGISTRATION STATEMENT ON FORM N-1A

                                     PART C

                                OTHER INFORMATION

ITEM 23. EXHIBITS.

     (a)      Articles of Incorporation:

              -- Articles of Incorporation, incorporated herein by reference to Exhibit No. 1 to Pre-Effective Amendment No. 2 to the Registration Statement on Form N-1A (File No. 333-53683) filed on September 2, 1998; Amended and Restated Articles of Incorporation. Incorporated by reference to Post-Effective Amendment No. 5 to the Registration Statement on Form N-1A, (File No. 333-53683) filed on May 12, 2000.

     (b)      Bylaws

              -- By-Laws, incorporated herein by reference to Exhibit No. 2 to Pre-Effective Amendment No. 2 to the Registration Statement on Form N-1 (File No. 333-53683) filed on September 2, 1998.

     (c)      Instruments Defining Rights of Security Holders

              --      Not Applicable.

     (d)      Investment Advisory Contracts

              -- Investment Advisory Agreements, incorporated by reference to Exhibit No. 5 to the Pre-Effective Amendment No. 2 to the Registration Statement on Form N-1A (File No. 333-53683) filed on September 2, 1998.

              -- Investment Advisory Agreements between Conseco Capital Management, Inc. and Conseco StockCar Stocks Mutual Fund, Inc. Incorporated by reference to Post-Effective Amendment No. 5 to the registration statement, SEC File No. 333-53683, filed May 12, 2000. Incorporated by reference to Post-Effective Amendment No. 5 to the Registration Statement on Form N-1A (File No. 333-53683) filed May 12, 2000.

     (e)      Underwriting Contracts

              -- Underwriting Contracts, incorporated by reference to Pre-Effective Amendment No. 2 to the Registration Statement on Form N-1A (File No. 333-53683) filed on September 2, 1998

              -- Principal Underwriting Agreement between Conseco Equity Sales, Inc. and Conseco StockCar Stocks Mutual Fund, Inc. Incorporated by reference to Post-Effective Amendment No. 5 to the Registration Statement on Form N-1A (File No. 333-53683) filed on May 12, 2000.

     (f)      Bonus or Profit Sharing Contracts

              --      Not Applicable.

     (g)      Custodian Agreements

              -- Custodian Agreement, incorporated by reference to Pre-Effective Amendment No. 2 to the Registration Statement on Form N-1A (File No. 333-53683) filed on September 2, 1998.

     (h)      Other Material Contracts

              -- Operating Services Agreement, incorporated by reference to Pre-Effective Amendment No. 2 to the Registration Statement on Form N-1A (File No. 333-53683) filed on September 2, 1998.

              -- Investment Services Agreement, incorporated by reference to Pre-Effective Amendment No. 2 to the Registration Statement on Form N-1A (File No. 333-53683) filed on September 2, 1998.

              -- Administration Agreement between Conseco StockCar Stocks Mutual Fund, Inc. and Conseco Services, LLC. Incorporated by reference to Post-Effective Amendment No. 5 to the Registration Statement on Form N-1A, (File No. 333-53683), filed on May 12, 2000.

              -- Transfer Agent Servicing Agreement between Conseco StockCar Stocks Mutual Fund, Inc. and Firstar Mutual Fund Services, LLC. Filed herewith.

              -- Fund Administration Servicing Agreement between Conseco Services, LLC and Firstar Mutual Fund Services, LLC. Filed herewith.

              -- Fund Accounting Servicing Agreement between Conseco Services, LLC and Firstar Mutual Fund Services, LLC. Filed herewith

     (i)      Legal Opinion

              --      Consent and Opinion of Counsel. Filed herewith.

     (j)      Consent of Independent Accountants

              --      Filed herewith.

     (k)      Omitted Financial Statements

              --      Not Applicable.

     (i)      Letter of Intent

              --      Not Applicable.

     (m)      Rule 12b-1 Plan

              -- Rule 12b-1 Plan, incorporated by reference to Post-Effective Amendment No. 1 to the Registration Statement on Form N-1A (File No. 333-53683) filed on June 9, 1999.

              -- Rule 12b-1 Plan. Incorporated by reference to Post-Effective Amendment No. 5 to the Registration Statement on Form N-1A (File No. 333-53683), filed on May 12, 2000.

     (n)      Financial Data Schedule.

              --      None

     (o)   Rule 18f-3 Plan

               -- Incorporated by reference to Post-Effective Amendment No. 5 to the Registration Statement on Form N-1A (File No. 333-53683), filed on May 12, 2000.

(p)      Code of Ethics

               -- Incorporated by reference to Post-Effective Amendment No. 5 to the Registration Statement on Form N-1A (File No. 333-53683), filed on May 12, 2000.

ITEM 24.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

     The following information concerns the principal companies that may be deemed to be controlled by or under common control with Registrant (all 100% owned unless indicated otherwise):

     CONSECO, INC. (Indiana) - (publicly traded)

         Conseco Capital Management, Inc. (Delaware)

         Marketing Distribution Systems Consulting Group, Inc. (Delaware)

                  MDS of New Jersey, Inc. (New Jersey)

         Conseco Equity Sales, Inc. (Texas)

         Conseco Risk Management, Inc. (Indiana)

         Conseco Mortgage Capital, Inc. (Delaware)

         Conseco Group Risk Management Company (Mississippi)

         Conseco Finance (Delaware)

                  CIHC, Incorporated (Delaware)

                  Conseco Services, LLC (Indiana)

                  Conseco Marketing, LLC (Indiana)

         Conseco Securities, Inc. (Delaware)

         Bankers National Life Insurance Company (Texas)

                  Bankers Life Insurance Company of Illinois (Illinois)

                  Bankers Life & Casualty Company (Illinois)

                  Conseco Life Insurance Company of Texas

                           Conseco Direct Life Insurance Company (Pennsylvania)

                           Conseco Annuity Assurance Company (Illinois)

                              Vulcan Life Insurance Company (Indiana)

                           Conseco Senior Health Insurance Company
                           (Pennsylvania)

                              Continental Life Insurance Company (Texas)

                              Conseco Life Insurance Company of New York
                              (New York)

                           Conseco Variable Insurance Company (Texas)

                              Washington National Insurance Company (Illinois)

                                   United Presidential Life Insurance Company
                                   (Indiana)

                  Wabash Life Insurance Company (Kentucky)

                              Conseco Life Insurance Company (Indiana)

                           Geneva International Insurance Company, Inc. (Turks and Caicos Islands)

                           Pioneer Life Insurance Company (Illinois)

                              Manhattan National Life Insurance Company
                              (Illinois)

                                   Conseco Medical Insurance Company (Illinois)

                  Conseco Health Insurance Company (Arizona)

                  Frontier National Life Insurance Company (Ohio)

         Consumer Acceptance Corporation (Indiana)

                           NAL Financial Group, Inc. (Delaware)

         Conseco Series Trust (Massachusetts)*

         Conseco Fund Group (Massachusetts) (publicly held)**

         Conseco Strategic Income Fund (Massachusetts) (publicly held) ***

* The shares of Conseco Series Trust currently are sold to insurance separate accounts, both affiliated and unaffiliated.

**   The shares of the Conseco Fund Group are sold to the public.

*** The shares of the Conseco Strategic Income Fund, a closed-end management investment company, are traded on the New York Stock Exchange.

ITEM 25.  INDEMNIFICATION

     Section 2-418 of the General Corporation Law of Maryland authorizes the registrant to indemnify its directors and officers under specified circumstances. Section 7 of Article VII of the bylaws of the registrant (exhibit 2 to the registration statement, which is incorporated herein by reference) provides in effect that the registrant shall provide certain indemnification to its directors and officers. In accordance with section 17(h) of the Investment Company Act, this provision of the bylaws shall not protect any person against any liability to the registrant or its shareholders to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER.

     Conseco Capital Management, Inc. (the "Adviser") is an Indiana corporation which offers investment advisory services. The Adviser is a wholly-owned subsidiary of Conseco, Inc., also an Indiana corporation, a publicly owned financial services company. Both the Adviser's and Conseco, Inc.'s offices are located at 11825 N. Pennsylvania Street, Carmel, Indiana 46032.

     The principal officers and directors of Conseco Capital Management, Inc. are as follows:

     Maxwell E. Bublitz, CEO, President and Director; Senior Vice President of Conseco, Inc.; President and Trustee of Conseco Fund Group; President and Trustee of Conseco Strategic Income Fund; President and Trustee of Conseco Series Trust.

     Gregory J. Hahn, Senior Vice President, Portfolio Analytics; Trustee of Conseco Fund Group; Trustee of Conseco Strategic Income Fund.

     Donald B. Johnston, Senior Vice President, Director of Marketing

     Nora A. Bammann, Senior Vice President

     William P. Kovacs, Senior Counsel and Secretary; Chief Compliance Officer and Director; Vice President and Secretary of Conseco Fund Group; Vice President and Secretary of Conseco Strategic Income Fund; Vice President and Secretary of Conseco Series Trust; Vice President and Secretary Conseco Equity Sales, Inc.; Vice President and Secretary of Conseco Securities, Inc.

     Information as to the officers and directors of the Adviser is included in its current Form ADV filed with the SEC and is incorporated by reference herein.

ITEM 27.  PRINCIPAL UNDERWRITER

     Conseco Equity Sales, Inc. will serve as the Registrant's Principal Underwriter.

     The following information is furnished with respect to the officers and directors of Conseco Equity Sales, Inc. The principal business address of each person listed is 11815 N. Pennsylvania Street, Carmel, Indiana 46032.

      Name and Principal              Positions and Offices                 Positions and Offices
      Business Address                with Principal Underwriter            with Registrant
      ------------------              --------------------------            ---------------------
      L. Gregory Gloeckner            President                             None

      William P. Kovacs               Vice President, Senior Counsel,       Vice President and Secretary
                                      Secretary, and Director

      James S. Adams                  Senior Vice President, Treasurer,     Treasurer, Principal Financial
                                      and Director                          and Accounting Officer

      William T. Devanney, Jr.        Senior Vice President, Corporate      Vice President, Corporate Taxes
                                      Taxes

ITEM 28.  LOCATION OF ACCOUNTS AND RECORDS

     The accounts, books, or other documents required to be maintained by the Registrant pursuant to Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are in the possession of the Adviser, Conseco Capital Management, Inc., or the Custodian, Declaration Services Company, 555 North Lane, Suite 6160, Conshohocken, Pennsylvania.

ITEM 29.  MANAGEMENT SERVICES

     None.

ITEM 30.  UNDERTAKINGS

     None.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, Conseco StockCar Stocks Mutual Fund, Inc., certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment No. 6 to the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 6 to be signed on its behalf by the undersigned, thereto duly authorized, in the city of Carmel, of the State of Indiana, on the 29th day of January, 2001.

                                    CONSECO STOCKCAR STOCKS MUTUAL FUND, INC.

                                    By:  /s/ Maxwell E. Bublitz
                                    -------------------------------------------
                                         Maxwell E. Bublitz
                                         President (Principal Executive Officer)
                                             and Trustee


        Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 6 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature                          Title                                        Date
---------                          -----                                        ----
/S/ MAXWELL E. BUBLITZ*            President                                    January 29, 2001
-------------------------------    (Principal Executive Officer) and Trustee
Maxwell E. Bublitz


/S/ WILLIAM P. DAVES, JR.*         Chairman of the Board and                    January 29, 2001
-------------------------------    Trustee
William P. Daves, Jr.

/S/ HAROLD W. HARTLEY*             Trustee                                      January 29, 2001
-------------------------------
Harold W. Hartley

/S/ DR.  R. JAN LECROY*            Trustee                                      January 29, 2001
-------------------------------
Dr. R. Jan LeCroy


/S/ Dr. JESSE H. PARRISH*          Trustee                                      January 29, 2001
-------------------------------
Dr. Jesse H. Parrish


/S/ JAMES S. ADAMS                 Treasurer                                    January 29, 2001
-------------------------------
James S. Adams



/S/ DAVID N. WALTHALL*             Trustee                                      January 29, 2001
-------------------------------
David N. Walthall


     * /S/  William P. Kovacs
     --------------------------
     William P. Kovacs
     Attorney-in-fact

     Exhibit
     Number                         Exhibit
     -------                        -------
     (a)      Consent and Opinion of Counsel - Filed herewith.

     (b)      Consent of Independent Accountants - Filed herewith.

     (c)      Other Material Contracts

              -- Transfer Agent Servicing Agreement between Conseco StockCar Stocks Mutual Fund, Inc. and Firstar Mutual Fund Services, LLC. - Filed herewith.

              -- Fund Administration Servicing Agreement between Conseco Services, LLC and Firstar Mutual Fund Services, LLC. - Filed herewith.

              -- Fund Accounting Servicing Agreement between Conseco Services, LLC and Firstar Mutual Fund Services, LLC. - Filed herewith.

                                   EXHIBIT (A)

                         CONSENT AND OPINION OF COUNSEL

Kirkpatrick & Lockhart LLP                        1800 Massachusetts Avenue, NW
                                                  Second Floor
                                                  Washington, DC 20036-1800
                                                  202.778.9000
                                                  www.kl.com

January 26, 2001

Conseco StockCar Stocks Mutual Fund, Inc.
-- Conseco StockCar Stocks Index Fund
11815 N. Pennsylvania Street, K1B
Carmel, IN 46032

Ladies and Gentlemen:

         We have acted as counsel to Conseco StockCar Stocks Mutual Fund, Inc. a Maryland corporation (the "Corporation") in connection with Post-Effective Amendment No. 10 ("PEA") to the Corporation's Registration Statement on Form N-1A (File No. 811-8791) relating to the issuance and sale of Shares of the Conseco StockCar Stocks Index Fund, a series of the Corporation. You have requested our opinion with respect to the matters set forth below.

         In this opinion letter, the term "Shares" refers to the shares of common stock of the Conseco StockCar Stocks Index Fund that may be issued during the time that the PEA is effective and has not been superseded by another post-effective amendment.

         In connection with rendering the opinions set forth below, we have examined copies, believed by us to be genuine, of the Corporation's Articles of Incorporation, and Bylaws, and any amendments thereto, and such other documents relating to its organization and operation and such resolutions of the Corporation's Board of Directors as we have deemed relevant to our opinions, as set forth herein.

         The opinions set forth in this letter are limited to the laws and facts in existence on the date hereof, and are further limited to the laws (other than laws relating to choice of law) of the State of Maryland that in our experience are normally applicable to the issuance of shares of corporations organized under the laws of the State of Maryland and to the Securities Act of 1933, as amended (the "1933 Act"), the Investment Company Act of 1940, as amended (the "1940 Act"), and the rules and regulations of the Securities and Exchange Commission (the "SEC") thereunder.

         Based on and subject to the foregoing, and the additional qualifications and other matters set forth below, it is our opinion that as of the date hereof the Shares, when sold in accordance with the terms contemplated by the PEA, including receipt by the Corporation of full payment for the Shares and compliance with the 1933 Act and 1940 Act, will have been validly issued and will be fully paid and non-assessable.

         We are furnishing this opinion letter to you solely in connection with the issuance of the Shares. You may not rely on this opinion letter in any other connection, and it may not be furnished to or relied upon by any other person for any purpose, without specific prior written consent.

         The foregoing opinions are rendered as of the date of this letter, except as otherwise indicated. We assume no obligation to update or supplement our opinions to reflect any changes of law of fact that may occur.

         We hereby consent to this opinion letter accompanying the PEA when it is filed with the SEC and to the reference to our firm in the statement of additional information that is being filed as part of such PEA.

                                                  Very truly yours,

                                                  /s/ KIRKPATRICK & LOCKHART LLP
                                                  ------------------------------
                                                  KIRKPATRICK & LOCKHART LLP

                                   EXHIBIT (B)

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We consent to the inclusion in Post-Effective Amendment No.10 to the Registration Statement of Conseco StockCar Stocks Mutual Fund, Inc. (the "Company") on Form N-1A (File No. 333-53683) of our report dated November 17, 2000, on our audit of the financial statements and financial highlights of the Company, which report is included in the Annual Report to Shareholders for the year ended September 30, 2000, which is incorporated by reference in the Post-Effective Amendment to the Registration Statement. We also consent to the reference to our Firm under the caption "Independent Accountants".

/s/ Pricewaterhouse Cooper LLP
Indianapolis, Indiadna

January 29, 2000

                                   EXHIBIT (C)

                            OTHER MATERIAL CONTRACTS

                       TRANSFER AGENT SERVICING AGREEMENT

        THIS AGREEMENT is made and entered into as of August 1, 2000, by and between Conseco StockCar Stocks Mutual Fund, Inc., a corporation organized under the Laws of the State of Maryland (hereinafter referred to as the "Company") and Firstar Mutual Fund Services, LLC, a corporation organized under the laws of the State of Wisconsin (hereinafter referred to as the "FMFS").

        WHEREAS, the Company is an open-end management investment company which is registered under the Investment Company Act of 1940, as amended (the "1940 Act");

        WHEREAS, the Company is authorized to create separate series, each with its own separate investment portfolio;

        WHEREAS, FMFS is a limited liability corporation and, among other things, is in the business of administering transfer and dividend disbursing agent functions for the benefit of its customers; and

        WHEREAS, the Company desires to retain FMFS to provide transfer and dividend disbursing agent services to each series of the Company listed on Exhibit A attached hereto, (each hereinafter referred to as a "Fund") as may be amended from time to time.

        NOW, THEREFORE, in consideration of the mutual agreements herein made, the Company and FMFS agree as follows:

1.      APPOINTMENT OF TRANSFER AGENT

        The Company hereby appoints FMFS as Transfer Agent of the Company on the terms and conditions set forth in this Agreement, and FMFS hereby accepts such appointment and agrees to perform the services and duties set forth in this Agreement in consideration of the compensation provided for herein

2.      DUTIES AND RESPONSIBILITIES OF FMFS

        FMFS shall perform all of the customary services of a transfer agent and dividend disbursing agent, and as relevant, agent in connection with accumulation, open account or similar plans (including without limitation any periodic investment plan or periodic withdrawal program), including but not limited to:

        A. Receive orders for the purchase of shares;

        B. Process purchase orders with prompt delivery, where appropriate, of payment and supporting documentation to the Company's custodian, and issue the appropriate number of uncertificated shares with such uncertificated shares being held in the appropriate shareholder account;

        C. Arrange for issuance of shares obtained through transfers of funds from shareholders' accounts at financial institutions and arrange for the exchange of shares for shares of other eligible investment companies, when permitted by Prospectus.

        D. Process redemption requests received in good order and, where relevant, deliver appropriate documentation to the Company's custodian;

        E. Pay monies upon receipt from the Company's custodian, where relevant, in accordance with the instructions of redeeming shareholders;

        F. Process transfers of shares in accordance with the shareholder's instructions;

        G. Process exchanges between funds and/or classes of shares of funds both within the same family of funds and with the Firstar Money Market Fund, if applicable;

        H. Prepare and transmit payments for dividends and distributions declared by the Company with respect to the Fund, after deducting any amount required to be withheld by any applicable laws, rules and regulations and in accordance with shareholder instructions;

        I. Make changes to shareholder records, including, but not limited to, address changes in plans (i.e., systematic withdrawal, automatic investment, dividend reinvestment, etc.);

        J. Record the issuance of shares of the Fund and maintain, pursuant to Rule 17Ad-10(e) promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), a record of the total number of shares of the Fund which are authorized, issued and outstanding;

        K. Prepare shareholder meeting lists and, if applicable, mail, receive and tabulate proxies;

        L. Mail shareholder reports and prospectuses to current shareholders;

        M. Prepare and file U.S. Treasury Department Forms 1099 and other appropriate information returns required with respect to dividends and distributions for all shareholders;

        N. Provide shareholder account information upon request and prepare and mail confirmations and statements of account to shareholders for all purchases, redemptions and other confirmable transactions as agreed upon with the Company;

        O. Mail requests for shareholders' certifications under penalties of perjury and pay on a timely basis to the appropriate Federal authorities any taxes to be withheld on dividends and distributions paid by the Company, all as required by applicable Federal tax laws and regulations;

        P. Provide a Blue Sky System which will enable the Company to monitor the total number of shares of the Fund sold in each state. In addition, the Company or its agent, including FMFS, shall identify to FMFS in writing those transactions and assets to be treated as exempt from the Blue Sky reporting for each state. The responsibility of FMFS for the Company's Blue Sky state registration status is solely limited to the initial compliance by the Company and the reporting of such transactions to the Company or its agent. Nothing herein contradicts FMFS's responsibilities for Blue Sky compliance as defined in the Fund Administration Servicing Agreements.

        Q. Answer correspondence from shareholders, securities brokers and others relating to FMFS's duties hereunder and such other correspondence as may from time to time be mutually agreed upon between FMFS and the Company.

3.      COMPENSATION

        The Company agrees to pay FMFS for the performance of the duties listed in this agreement as set forth on Exhibit A attached hereto; the fees and out-of-pocket expenses include, but are not limited to the following: printing, postage, forms, stationery, record retention (if requested by the Company), mailing, insertion, programming (if requested by the Company), labels, shareholder lists and proxy expenses.

        These fees and reimbursable expenses may be changed from time to time subject to mutual written agreement between the Company and FMFS.

        The Company agrees to pay all fees and reimbursable expenses within thirty (30) business days following the receipt of the billing notice.

        Notwithstanding anything to the contrary, amounts owed by the Company to FMFS shall only be paid out of assets and property of the particular Fund involved.

4.      REPRESENTATIONS OF FMFS

        FMFS represents and warrants to the Company that:

        A. It is a limited liability corporation duly organized, existing and in good standing under the laws of Wisconsin;

        B. It is a registered transfer agent under the Exchange Act.

        C. It is duly qualified to carry on its business in the State of Wisconsin;

        D. It is empowered under applicable laws and by its charter and bylaws to enter into and perform this Agreement;

        E. All requisite corporate proceedings have been taken to authorize it to enter and perform this Agreement;

        F. It has and will continue to have access to the necessary facilities, equipment and personnel to perform its duties and obligations under this Agreement; and

        G. It will comply with all applicable requirements of the Securities Act of 1933, as amended, and the Exchange Act, the 1940 Act, and any laws, rules, and regulations of governmental authorities having jurisdiction.

5.      REPRESENTATIONS OF THE COMPANY

        The Company represents and warrants to FMFS that:

        A. The Company is an open-ended non diversified investment company under the 1940 Act;

        B. The Company is a business Company organized, existing, and in good standing under the laws of Maryland;

        C. The Company is empowered under applicable laws and by its Articles of Incorporation and Bylaws to enter into and perform this Agreement;

        D. All necessary proceedings required by the Articles of Incorporation have been taken to authorize it to enter into and perform this Agreement;

        E. The Company will comply with all applicable requirements of the Securities Act, the Exchange Act, the 1940 Act, and any laws, rules and regulations of governmental authorities having jurisdiction; and

        F. A registration statement under the Securities Act will be made effective and will remain effective, and appropriate state securities law filings have been made and will continue to be made, with respect to all shares of the Company being offered for sale.

6.      COVENANTS OF THE COMPANY AND FMFS

        The Company shall furnish FMFS a certified copy of the resolution of the Board of Directors of the Fund authorizing the appointment of FMFS and the execution of this Agreement. The Company shall provide to FMFS a copy of its Articles of Incorporation and Bylaws, and all amendments thereto.

        FMFS shall keep records relating to the services to be performed hereunder, in the form and manner as it may deem advisable. To the extent required by Section 31 of the 1940 Act, and the rules thereunder, FMFS agrees that all such records prepared or maintained by FMFS relating to the services to be performed by FMFS hereunder are the property of the Company and will be preserved, maintained and made available in accordance with such section and rules and will be surrendered to the Company on and in accordance with its request.

7.      PERFORMANCE OF SERVICE;  LIMITATION OF LIABILITY

        FMFS shall exercise reasonable care in the performance of its duties under this Agreement. FMFS shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Company in connection with matters to which this Agreement relates, including losses resulting from mechanical breakdowns or the failure of communication or power supplies beyond FMFS's control, except a loss arising out of or relating to the Agent's refusal or failure to comply with the terms of this Agreement or from bad faith, negligence, or willful misconduct on its part in the performance of its duties under this Agreement. Notwithstanding any other provision of this Agreement, if FMFS has exercised reasonable care in the performance of its duties under this Agreement, the Company shall indemnify and hold harmless FMFS from and against any and all claims, demands, losses, expenses, and liabilities (whether with or without basis in fact or law) of any and every nature (including reasonable attorneys' fees) which FMFS may sustain or incur or which may be asserted against FMFS by any person arising out of any action taken or omitted to be taken by it in performing the services hereunder, except for any and all claims, demands, losses expenses, and liabilities arising out of or relating to FMFS's refusal or failure to comply with the terms of this Agreement or from bad faith, negligence or from willful misconduct on its part in performance of its duties under this Agreement, (i) in accordance with the foregoing standards, or (ii) in reliance upon any written or oral instruction provided to FMFS by any duly authorized officer of the Company, such duly authorized officer to be included in a list of authorized officers furnished to FMFS and as amended from time to time in writing by resolution of the Board of Directors of the Company.

        FMFS shall indemnify and hold the Company harmless from and against any and all claims, demands, losses, expenses, and liabilities (whether with or without basis in fact or law) of any and every nature (including reasonable attorneys' fees) which the Company may sustain or incur or which may be asserted against the Company by any person arising out of any action taken or omitted to be taken by FMFS as a result of FMFS's refusal or failure to comply with the terms of this Agreement, its bad faith, negligence, or willful misconduct.

        In the event of a mechanical breakdown or failure of communication or power supplies beyond its control, FMFS shall take all reasonable steps to minimize service interruptions for any period that such interruption continues beyond FMFS's control. FMFS will make every reasonable effort to restore any lost or damaged data and correct any errors resulting from such a breakdown at the expense of FMFS. FMFS agrees that it shall, at all times, have reasonable contingency plans with appropriate parties, making reasonable provision for emergency use of electrical data processing equipment to the extent appropriate equipment is available. Representatives of the Company shall be entitled to inspect FMFS's premises and operating capabilities at any time during regular business hours of FMFS, upon reasonable notice to FMFS.

        Regardless of the above, FMFS reserves the right to reprocess and correct administrative errors at its own expense.

        In order that the indemnification provisions contained in this section shall apply, it is understood that if in any case the indemnitor may be asked to indemnify or hold the indemnitee harmless, the indemnitor shall be fully and promptly advised of all pertinent facts concerning the situation in question, and it is further understood that the indemnitee will use all reasonable care to notify the indemnitor promptly concerning any situation which presents or appears likely to present the probability of a claim for indemnification. The indemnitor shall have the option to defend the indemnitee against any claim which may be the subject of this indemnification. In the event that the indemnitor so elects, it will so notify the indemnitee and thereupon the indemnitor shall take over complete defense of the claim, and the indemnitee shall in such situation initiate no further legal or other expenses for which it shall seek indemnification under this section. The indemnitee shall in no case confess any claim or make any compromise in any case in which the indemnitor will be asked to indemnify the indemnitee except with the indemnitor's prior written consent.

        FMFS is hereby expressly put on notice of the limitation of shareholder liability as set forth in the Company Instrument of the Company and agrees that obligations assumed by the Company pursuant to this Agreement shall be limited in all cases to the Company and its assets, and if the liability relates to one or more series, the obligations hereunder shall be limited to the respective assets of such series. FMFS further agrees that it shall not seek satisfaction of any such obligation from the shareholder or any individual shareholder of a series of the Company, nor from the Directors or any individual Companyee of the Company.

8.      PROPRIETARY AND CONFIDENTIAL INFORMATION

        FMFS agrees on behalf of itself and its directors, officers, and employees to treat confidentially and as proprietary information of the Company all records and other information relative to the Company and prior, present, or potential shareholders (and clients of said shareholders) and not to use such records and information for any purpose other than the performance of its responsibilities and duties hereunder, except after prior notification to and approval in writing by the Company, which approval shall not be unreasonably withheld and may not be withheld where FMFS may be exposed to civil or criminal contempt proceedings for failure to comply after being requested to divulge such information by duly constituted authorities, or when so requested by the Company.

9.       TERM OF AGREEMENT

         This Agreement shall become effective as of the date hereof and will continue in effect for a period of three years. During the initial three year term of this Agreement, if the Company terminates any services with FMFS, the Company agrees to compensate Firstar an amount equal to the fees remaining under the initial three year Agreement. Thereafter, this agreement shall continue and remain in effect from year to year. Subsequent to the initial three year term, this Agreement may be terminated by either party upon giving ninety (90) days prior written notice to the other party or such shorter period as is mutually agreed upon by the parties. However, this Agreement may be amended at any time by mutual written consent of the parties.

10.      NOTICES

         Notices of any kind to be given by either party to the other party shall be in writing and shall be duly given if mailed or delivered as follows:
Notice to FMFS shall be sent to:

         Ms. Sue Weber
         Firstar Mutual Fund Services, LLC
         615 East Michigan Street
         Milwaukee, WI  53202

         and notice to the Company shall be sent to:

         Mr. Gregory J. Hahn
         Conseco Fund Group
         11815 N. Pennsylvania Street
         Carmel, Indiana  46032

11.      DUTIES IN THE EVENT OF TERMINATION

         In the event that, in connection with termination, a successor to any of FMFS's duties or responsibilities hereunder is designated by the Company by written notice to FMFS, FMFS will promptly, upon such termination and at the expense of the Company, transfer to such successor all relevant books, records, correspondence, and other data established or maintained by FMFS under this Agreement in a form reasonably acceptable to the Company (if such form differs from the form in which FMFS has maintained, the Company shall pay any expenses associated with transferring the data to such form), and will cooperate in the transfer of such duties and responsibilities, including provision for assistance from FMFS's personnel in the establishment of books, records, and other data by such successor.

12.      GOVERNING LAW

        This Agreement shall be construed and the provisions thereof interpreted under and in accordance with the laws of the State of Wisconsin. However, nothing herein shall be construed in a manner inconsistent with the 1940 Act or any rule or regulation promulgated by the Securities and Exchange Commission thereunder.

13.     STOCK CERTIFICATES

        If at any time the Company issues stock certificates, the following provisions will apply:

        (i) In the case of the loss or destruction of any certificate representing Shares, no new certificate shall be issued in lieu thereof, unless there shall first have been furnished an appropriate bond of indemnity issued by the surety company approved by FMFS.

        (ii) Upon receipt of signed stock certificates, which shall be in proper form for transfer, and upon cancellation or destruction thereof, FMFS shall countersign, register and issue new certificates for the same number of Shares and shall deliver them pursuant to instructions received from the transferor, the rules and regulations of the SEC, and the laws of the state of relating to the transfer of shares of beneficial interest.

        (iii) Upon receipt of the stock certificates, which shall be in proper form for transfer, together with the shareholder's instructions to hold such stock certificates for safekeeping, FMFS shall reduce such Shares to uncertificated status, while retaining the appropriate registration in the name of the shareholder upon the transfer books.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by a duly authorized officer or one or more counterparts as of the day and year first written above.

CONSECO STOCKCAR STOCKS                     FIRSTAR MUTUAL FUND SERVICES, LLC
MUTUAL FUND, INC.

By:______________________________           By: ________________________________

Attest:   _______________________           Attest:_____________________________

                    TRANSFER AGENT AND SHAREHOLDER SERVICING
                               ANNUAL FEE SCHEDULE

                                                                       EXHIBIT A

NAME OF SERIES                                                       DATE ADDED
--------------                                                       ----------
Conseco StockCar Stocks Index Fund - Advisor Class Shares            8/1/00
Conseco StockCar Stocks Index Fund - Direct Class Shares             8/1/00

Annual Fee

     $15.00 per shareholder account - no-load fund $17.00 per shareholder account - load fund Minimum annual fee of $10,000 per class

Extraordinary services quoted separately.

Plus Out-of-Pocket Expenses, including but not limited to:

     Telephone - toll free lines               Retention of records
     Postage                                   Microfilm/fiche of records
     Programming                               Special reports
     Stationery/envelopes                      ACH fees
     Insurance                                 NSCC charges
     Proxies                                   All other out-of-pocket expenses

ACH Shareholder Services

     $125.00 per month per fund group
     $ .50 per account setup and/or change
     $ .50 per ACH item
     $5.00 per correction, reversal, return item

File Transfer - $160/month and $.01/record

Qualified Plan Fees (Billed to Investors)

     Annual maintenance fee per account        $ 12.50 / acct. (Cap at $25.00 per SSN)
     Education IRA                             $  5.00 / acct. (Cap at $25.00 / per SSN)
     Transfer to successor Companyee           $ 15.00 / trans.
     Distribution to participant               $ 15.00 / trans. (Exclusive of SWP)
     Refund of excess contribution             $ 15.00 / trans.
     Select requests                           $200.00 / trans

Additional Shareholder Fees (Billed to Investors)

     Any outgoing wire transfer                $12.00 / wire
     Return check fee                          $20.00 / item
     Stop payment                              $20.00 / stop
     (Liquidation, dividend, draft check)
     Research fee                              $ 5.00 / item

      (For requested items of the second calendar year [or previous] to the request)(Cap at $25.00)

Fees and out-of-pocket expenses are billed to Conseco monthly.

                     FUND ADMINISTRATION SERVICING AGREEMENT

         THIS AGREEMENT is made and entered into as of August 1, 2000, by and between Conseco Services, LLC., a limited liability corporation organized under the laws of the State of Indiana (hereinafter referred to as "CONSECO") and Firstar Mutual Fund Services, LLC, a limited liability corporation organized under the laws of the State of Wisconsin (hereinafter referred to as "FMFS").

         WHEREAS, CONSECO is in the business of providing, among other things, services to the Conseco StockCar Stocks Mutual Fund, Inc., a series of open-end investment management companies registered under the Investment Company Act of 1940, as amended (the "1940 Act"), (hereinafter referred to as the "Company");

         WHEREAS, the Company is authorized to create separate series, each with its own separate investment portfolio;

         WHEREAS, FMFS is in the business of providing, among other things, mutual fund administration services to investment companies; and

         WHEREAS, CONSECO desires to retain FMFS to provide mutual fund administration services to each of the portfolios of the Company, (each a "Fund") listed on Exhibit A attached hereto, as it may be amended from time to time.

         NOW, THEREFORE, in consideration of the mutual agreements herein made, CONSECO and FMFS agree as follows:

1.       APPOINTMENT OF ADMINISTRATOR

         CONSECO hereby appoints FMFS as Administrator of the Company on the terms and conditions set forth in this Agreement, and FMFS hereby accepts such appointment and agrees to perform the services and duties set forth in this Agreement in consideration of the compensation provided for herein.

2.       DUTIES AND RESPONSIBILITIES OF FMFS

         A.    Compliance

               1.   Regulatory Compliance

                    a. Monitor and document compliance with 1940 Act requirements, including asset diversification tests.

                    b. Monitor and document Fund's compliance with the policies and investment limitations of the Company as set forth in its Prospectus and Statement of Additional Information.

                    c. Maintain awareness of applicable regulatory and operational service issues and recommend dispositions.

               2.   Blue Sky Compliance

                    a. Prepare and file with the appropriate state securities authorities any and all required compliance filings relating to the registration of the securities of the Company so as to enable the Company to make a continuous offering of its shares in all states.

                    b. Monitor status and maintain registrations in each state.

                    c. Provide information regarding material developments in state securities regulation.

               3.   IRS Compliance

                    a. Monitor the Company's status as a regulated investment company under Subchapter M, including without limitation, review of the following:

                          1)   Asset diversification requirements
                          2)   Qualifying income requirements
                          3)   Distribution requirements

                    b. Calculate required distributions (including excise tax distributions).

         B.    Financial Reporting

               1. Provide financial data required by Fund's Prospectus and
                  Statement of Additional Information;

               2. Supervise the Company's Custodian and Company's Fund
                  Accountant in the maintenance of the Company's general ledger and in the preparation of the Fund's financial statements, including oversight of expense accruals and payments, of the determination of net asset value of the Company's net assets and of the Company's shares, and of the declaration and payment of dividends and other distributions to shareholders;

               3. Monitor the expense accruals and notify Company management of any proposed adjustments.

               4. Prepare periodic financial statements, which will include without limitation the following items:

                               Schedule of Investments
                               Statement of Assets and Liabilities
                               Statement of Operations
                               Statement of Changes in Net Assets
                               Cash Statement
                               Schedule of Capital Gains and Losses

         C.    Tax Reporting

               1. Monitor IRS requirements for regular and excise tax purposes
               2. Monitor wash sale losses
               3. Calculate eligible dividend income for corporate shareholders

3.       COMPENSATION

         FMFS shall be compensated for providing the services set forth in this Agreement in accordance with the Fee Schedule attached hereto as Exhibit A and as mutually agreed upon and amended from time to time. CONSECO agrees to pay all fees and reimbursable expenses within thirty
         (30) business days following the receipt of the billing notice.

4.       PERFORMANCE OF SERVICE; LIMITATION OF LIABILITY

               A. FMFS shall exercise reasonable care in the performance of its duties under this Agreement. FMFS shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Company in connection with matters to which this Agreement relates, including losses resulting from mechanical breakdowns or the failure of communication or power supplies beyond FMFS's control, except a loss arising out of or relating to FMFS's refusal or failure to comply with the terms of this Agreement or from bad faith, negligence, or willful misconduct on its part in the performance of its duties under this Agreement. Notwithstanding any other provision of this Agreement, if FMFS has exercised reasonable care in the performance of its duties under this Agreement, the Company shall indemnify and hold harmless FMFS from and against any and all claims, demands, losses, expenses, and liabilities (whether with or without basis in fact or law) of any and every nature (including reasonable attorneys' fees) which FMFS may sustain or incur or which may be asserted against FMFS by any person arising out of any action taken or omitted to be taken by it in performing the services hereunder, except for any and all claims, demands, losses, expenses, and liabilities arising out of or relating to FMFS's refusal or failure to comply with the terms of this Agreement or from bad faith, negligence or from willful misconduct on its part in performance of its duties under this Agreement, (i) in accordance with the foregoing standards, or (ii) in reliance upon any written or oral instruction provided to FMFS by any duly authorized officer of the Company, such duly authorized officer to be included in a list of authorized officers furnished to FMFS and as amended from time to time in writing by resolution of the Board of Directors of the Company.

                     FMFS shall indemnify and hold the Company harmless from and against any and all claims, demands, losses, expenses, and liabilities (whether with or without basis in fact or law) of any and every nature (including reasonable attorneys' fees) which the Company may sustain or incur or which may be asserted against the Company by any person arising out of any action taken or omitted to be taken by FMFS as a result of FMFS's refusal or failure to comply with the terms of this Agreement, its bad faith, negligence, or willful misconduct.

                     In the event of a mechanical breakdown or failure of communication or power supplies beyond its control, FMFS shall take all reasonable steps to minimize service interruptions for any period that such interruption continues beyond FMFS's control. FMFS will make every reasonable effort to restore any lost or damaged data and correct any errors resulting from such a breakdown at the expense of FMFS. FMFS agrees that it shall, at all times, have reasonable contingency plans with appropriate parties, making reasonable provision for emergency use of electrical data processing equipment to the extent appropriate equipment is available. Representatives of the Company shall be entitled to inspect FMFS's premises and operating capabilities at any time during regular business hours of FMFS, upon reasonable notice to FMFS.

                     Regardless of the above, FMFS reserves the right to reprocess and correct administrative errors at its own expense.

               B. In order that the indemnification provisions contained in this section shall apply, it is understood that if in any case the indemnitor may be asked to indemnify or hold the indemnitee harmless, the indemnitor shall be fully and promptly advised of all pertinent facts concerning the situation in question, and it is further understood that the indemnitee will use all reasonable care to notify the indemnitor promptly concerning any situation which presents or appears likely to present the probability of a claim for indemnification. The indemnitor shall have the option to defend the indemnitee against any claim, which may be the subject of this indemnification. In the event that the indemnitor so elects, it will so notify the indemnitee and thereupon the indemnitor shall take over complete defense of the claim, and the indemnitee shall in such situation initiate no further legal or other expenses for which it shall seek indemnification under this section. The indemnitee shall in no case confess any claim or make any compromise in any case in which the indemnitor will be asked to indemnify the indemnitee except with the indemnitor's prior written consent.

5.       PROPRIETARY AND CONFIDENTIAL INFORMATION

         FMFS agrees on behalf of itself and its Directors, officers, and employees to treat confidentially and as proprietary information of the Company all records and other information relative to the Company and prior, present, or potential shareholders of the Company (and clients of said shareholders), and not to use such records and information for any purpose other than the performance of its responsibilities and duties hereunder, except after prior notification to and approval in writing by the Company, which approval shall not be unreasonably withheld and may not be withheld where FMFS may be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, or when so requested by the Company.

6.       DATA NECESSARY TO PERFORM SERVICES

         The Company or its agent, which may be FMFS, shall furnish to FMFS the data necessary to perform the services described herein at times and in such form as mutually agreed upon if FMFS is also acting in another capacity for the Company, nothing herein shall be deemed to relieve FMFS of any of its obligations in such capacity.

7.       TERM OF AGREEMENT

         This Agreement shall become effective as of the date hereof and will continue in effect for a period of three years. During the initial three year term of this Agreement, if the Company terminates any services with FMFS, the Company agrees to compensate Firstar an amount equal to the fees remaining under the initial three year Agreement. Thereafter, this agreement shall continue and remain in effect from year to year. Subsequent to the initial three year term, this Agreement may be terminated by either party upon giving ninety (90) days prior written notice to the other party or such shorter period as is mutually agreed upon by the parties. However, this Agreement may be amended at any time by mutual written consent of the parties.

8.       NOTICES

         Notices of any kind to be given by either party to the other party shall be in writing and shall be duly given if mailed or delivered as follows: Notice to FMFS shall be sent to:

               Ms. Sue Weber
               Firstar Mutual Fund Services, LLC
               615 East Michigan Street
               Milwaukee, WI  53202

         and notice to CONSECO and the Company shall be sent to:

               Mr. Gregory J. Hahn
               Conseco Services, LLC
               11815 N. Pennsylvania Street
               Carmel, Indiana  46032

9.       NO AGENCY RELATIONSHIP

         Nothing herein contained shall be deemed to authorize or empower FMFS to act as agent for the other party to this Agreement, or to conduct business in the name of, or for the account of the other party to this Agreement.

10.      PROPRIETARY AND CONFIDENTIAL INFORMATION

         FMFS agrees on behalf of itself and its Directors, officers, and employees to treat confidentially and as proprietary information of the Company all records and other information relative to the Company and prior, present, or potential shareholders of the Company (and clients of said shareholders), and not to use such records and information for any purpose other than the performance of its responsibilities and duties hereunder, except after prior notification to and approval in writing by the Company, which approval shall not be unreasonably withheld and may not be withheld where FMFS may be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, or when so requested by the Company.

11.      DUTIES IN THE EVENT OF TERMINATION

         In the event that, in connection with termination, a successor to any of FMFS's duties or responsibilities hereunder is designated by the Company by written notice to FMFS, FMFS will promptly, upon such termination and at the expense of the Company, transfer to such successor all relevant books, records, correspondence, and other data established or maintained by FMFS under this Agreement in a form reasonably acceptable to the Company (if such form differs from the form in which FMFS has maintained, the Company shall pay any expenses associated with transferring the data to such form), and will cooperate in the transfer of such duties and responsibilities, including provision for assistance from FMFS's personnel in the establishment of books, records, and other data by such successor.

12.      GOVERNING LAW

         This Agreement shall be construed and the provisions thereof interpreted under and in accordance with the laws of the State of Wisconsin. However, nothing herein shall be construed in a manner inconsistent with the 1940 Act or any rule or regulation promulgated by the Securities and Exchange Commission thereunder.

13.      RECORDS

         FMFS shall keep records relating to the services to be performed hereunder, in the form and manner, and for such period as it may deem advisable and is agreeable to CONSECO but not inconsistent with the rules and regulations of appropriate government authorities, in particular, Section 31 of the 1940 Act and the rules thereunder. FMFS agrees that all such records prepared or maintained by FMFS relating to the services to be performed by FMFS hereunder are the property of the Company and will be preserved, maintained, and made available in accordance with such section and rules of the 1940 Act and will be promptly surrendered to the Company on and in accordance with its request.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by a duly authorized officer or one or more counterparts as of the day and year first written above.

CONSECO SERVICES, LLC                     FIRSTAR MUTUAL FUND SERVICES, LLC

By:______________________________         By: ________________________________

Attest:   _______________________         Attest:_____________________________

                       FUND ADMINISTRATION AND COMPLIANCE
                               ANNUAL FEE SCHEDULE

                                                                       EXHIBIT A

                    NAME OF SERIES                                    DATE ADDED
                    --------------                                    ----------
Conseco StockCar Stocks Index Fund - Advisor Class Shares             8/1/00
Conseco StockCar Stocks Index Fund - Direct Class Shares              8/1/00

Annual fee based upon assets per fund portfolio:

    4 basis points on the first $200 million of fund assets
    3 basis points on the next $500 million of fund assets
    2 basis points on the balance of fund assets

Subject to a $15,000 minimum annual fee per fund.

Extraordinary services quoted separately.

Plus out-of-pocket expense reimbursements, including but not limited to:

    Postage
    Programming (as mutually agreed by both parties)
    Stationery
    Proxies
    Retention of records
    Special reports
    Federal and state regulatory filing fees
    Certain insurance premiums
    Expenses from board of Directors meetings
    Auditing and legal expenses

Fees and out-of-pocket expense reimbursements are billed to CONSECO monthly

                       FUND ACCOUNTING SERVICING AGREEMENT

        THIS AGREEMENT is made and entered into as of August 1, 2000, by and between Conseco Services, LLC., a limited liability corporation organized under the laws of the State of Indiana (hereinafter referred to as "CONSECO") and Firstar Mutual Fund Services, LLC, a limited liability corporation organized under the laws of the State of Wisconsin (hereinafter referred to as "FMFS").

        WHEREAS, CONSECO is in the business of providing, among other things, services to the Conseco StockCar Stocks Mutual Fund, Inc., a series of open-end investment management companies registered under the Investment Company Act of 1940, as amended (the "1940 Act"), (hereinafter referred to as the "Company");

        WHEREAS, the Company is authorized to create separate series, each with its own separate investment portfolio;

        WHEREAS, FMFS is in the business of providing, among other things, mutual fund accounting services to investment companies; and

        WHEREAS, CONSECO desires to retain FMFS to provide accounting services to each of the portfolios of the Company, (each a "Fund") listed on Exhibit A attached hereto, as it may be amended from time to time.

        NOW, THEREFORE, in consideration of the mutual agreements herein made, CONSECO and FMFS agree as follows:

1.      APPOINTMENT OF FUND ACCOUNTANT

         CONSECO hereby appoints FMFS as Fund Accountant of the Company on the terms and conditions set forth in this Agreement, and FMFS hereby accepts such appointment and agrees to perform the services and duties set forth in this Agreement in consideration of the compensation provided for herein.

2.      DUTIES AND RESPONSIBILITIES OF FMFS

               A.     Portfolio Accounting Services:

                      (1) Maintain portfolio records on a trade date+1 basis
               using security trade information communicated from the investment manager.

                      (2) For each valuation date, obtain prices from a pricing
               sources approved by the Board of Directors of the Company and apply those prices to the portfolio positions. For those securities where market quotations are not readily available, the Board of Directors of the Company shall approve, in good faith, the method for determining the fair value for such securities.

                      (3) Identify interest and dividend accrual balances as of
               each valuation date and calculate gross earnings on investments for the accounting period.

                      (4) Determine gain/loss on security sales and identify
               them as, short-term or long-term; account for periodic distributions of gains or losses to shareholders and maintain undistributed gain or loss balances as of each valuation date.

               B.     Expense Accrual and Payment Services:

                      (1) For each valuation date, calculate the expense accrual amounts as directed by the Company as to methodology, rate or dollar amount.

                      (2) Record payments for Fund expenses upon receipt of
               written authorization from Company.

                      (3) Account for Fund expenditures and maintain expense
               accrual balances at the level of accounting detail, as agreed upon by FMFS and the Company.

                      (4) Provide expense accrual and payment reporting.

               C.     Fund Valuation and Financial Reporting Services:

                      (1) Account for Fund share purchases, sales, exchanges,
               transfers, dividend reinvestments, and other Fund share activity as reported by the transfer agent on a timely basis.

                      (2) Apply equalization accounting as directed by the
               Company.

                      (3) Determine net investment income (earnings) for the
               Fund as of each valuation date. Account for periodic distributions of earnings to shareholders and maintain undistributed net investment income balances as of each valuation date.

                      (4) Maintain a general ledger and other accounts, books,
               and financial records for the Fund in the form as agreed upon.

                      (5) Determine the net asset value of the Fund according to the accounting policies and procedures set forth in the Fund's Prospectus.

                      (6) Calculate per share net asset value, per share net
               earnings, and other per share amounts reflective of Fund operations at such time as required by the nature and characteristics of the Fund.

                      (7) Communicate, at an agreed upon time, the per share
               price for each valuation date to parties as agreed upon from time to time.

                      (8) Prepare monthly reports, which document the adequacy
               of accounting detail to support month-end ledger balances.

               D.     Tax Accounting Services:

                      (1) Maintain accounting records for the investment
               portfolio of the Fund to support the tax reporting required for IRS-defined regulated investment companies.

                      (2) Maintain tax lot detail for the investment portfolio.

                      (3) Calculate taxable gain/loss on security sales using
               the tax lot relief method designated by the Company.

                      (4) Provide the necessary financial information to support the taxable components of income and capital gains distributions to the transfer agent to support tax reporting to the shareholders.

               E.     Compliance Control Services:

                      (1) Support reporting to regulatory bodies and support
               financial statement preparation by making the Fund's accounting records available to the Company, the Securities and Exchange Commission, and the outside auditors.

                      (2) Maintain accounting records according to the 1940 Act
               and regulations provided thereunder

               F. FMFS will perform the following accounting functions on a daily basis:

                      (1) Reconcile cash and investment balances of each
               Portfolio with the Custodian, and provide the Advisor with the beginning cash balance available for investment purposes;

                      (2) Update the cash availability throughout the day as
               required by the Advisor;

                      (3) Transmit or mail a copy of the portfolio valuation to
               the Advisor;

                      (4) Review the impact of current day's activity on a per
               share basis, review changes in market value of securities, and review yields for reasonableness.

               G.     In addition, FMFS will:

                      (1) Prepare monthly security transactions listings;

                      (2) Supply various Company, Portfolio and class
               statistical data as requested on an ongoing basis.

3.      PRICING OF SECURITIES

For each valuation date, obtain prices from a pricing source selected by FMFS but approved by the Company's Board of Directors and apply those prices to the portfolio positions of the Fund. For those securities where market quotations are not readily available, the Company's Board of Directors shall approve, in good faith, the method for determining the fair value for such securities.

If the Company desires to provide a price, which varies from the pricing source, the Company shall promptly notify and supply FMFS with the valuation of any such security on each valuation date. All pricing changes made by the Company will be in writing and must specifically identify the securities to be changed by CUSIP, name of security, new price or rate to be applied, and, if applicable, the time period for which the new price(s) is/are effective.

4.      CHANGES IN ACCOUNTING PROCEDURES

Any resolution passed by the Board of Directors of the Company that affects accounting practices and procedures under this Agreement shall be effective upon written receipt and acceptance by the FMFS.

5.      CHANGES IN EQUIPMENT, SYSTEMS, SERVICE, ETC.

FMFS reserves the right to make changes from time to time, as it deems advisable, relating to its services, systems, programs, rules, operating schedules and equipment, so long as such changes do not adversely affect the service provided to the Company under this Agreement.

6.      COMPENSATION

FMFS shall be compensated for providing the services set forth in this Agreement in accordance with the Fee Schedule attached hereto as Exhibit A and as mutually agreed upon and amended from time to time. CONSECO agrees to pay all fees and reimbursable expenses within thirty (30) business days following the receipt of the billing notice.

7.      PERFORMANCE OF SERVICE; LIMITATION OF LIABILITY

               A. FMFS shall exercise reasonable care in the performance of its duties under this Agreement. FMFS shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Company in connection with matters to which this Agreement relates, including losses resulting from mechanical breakdowns or the failure of communication or power supplies beyond FMFS's control, except a loss arising out of or relating to FMFS's refusal or failure to comply with the terms of this Agreement or from bad faith, negligence, or willful misconduct on its part in the performance of its duties under this Agreement. Notwithstanding any other provision of this Agreement, if FMFS has exercised reasonable care in the performance of its duties under this Agreement, CONSECO and the Company shall indemnify and hold harmless FMFS from and against any and all claims, demands, losses, expenses, and liabilities (whether with or without basis in fact or law) of any and every nature (including reasonable attorneys' fees) which FMFS may sustain or incur or which may be asserted against FMFS by any person arising out of any action taken or omitted to be taken by it in performing the services hereunder, except for any and all claims, demands, losses, expenses, and liabilities arising out of or relating to FMFS's refusal or failure to comply with the terms of this Agreement or from bad faith, negligence or from willful misconduct on its part in performance of its duties under this Agreement, (i) in accordance with the foregoing standards, or (ii) in reliance upon any written or oral instruction provided to FMFS by any duly authorized officer of the Company, such duly authorized officer to be included in a list of authorized officers furnished to FMFS and as amended from time to time in writing by resolution of the Board of Directors of the Company.

               FMFS shall indemnify and hold the Company harmless from and against any and all claims, demands, losses, expenses, and liabilities (whether with or without basis in fact or law) of any and every nature (including reasonable attorneys' fees) which the Company may sustain or incur or which may be asserted against the Company by any person arising out of any action taken or omitted to be taken by FMFS as a result of FMFS's refusal or failure to comply with the terms of this Agreement, its bad faith, negligence, or willful misconduct.

               In the event of a mechanical breakdown or failure of communication or power supplies beyond its control, FMFS shall take all reasonable steps to minimize service interruptions for any period that such interruption continues beyond FMFS's control. FMFS will make every reasonable effort to restore any lost or damaged data and correct any errors resulting from such a breakdown at the expense of FMFS. FMFS agrees that it shall, at all times, have reasonable contingency plans with appropriate parties, making reasonable provision for emergency use of electrical data processing equipment to the extent appropriate equipment is available. Representatives of the Company shall be entitled to inspect FMFS's premises and operating capabilities at any time during regular business hours of FMFS, upon reasonable notice to FMFS.

               Regardless of the above, FMFS reserves the right to reprocess and correct administrative errors at its own expense.

               B. In order that the indemnification provisions contained in this section shall apply, it is understood that if in any case the indemnitor may be asked to indemnify or hold the indemnitee harmless, the indemnitor shall be fully and promptly advised of all pertinent facts concerning the situation in question, and it is further understood that the indemnitee will use all reasonable care to notify the indemnitor promptly concerning any situation which presents or appears likely to present the probability of a claim for indemnification. The indemnitor shall have the option to defend the indemnitee against any claim, which may be the subject of this indemnification. In the event that the indemnitor so elects, it will so notify the indemnitee and thereupon the indemnitor shall take over complete defense of the claim, and the indemnitee shall in such situation initiate no further legal or other expenses for which it shall seek indemnification under this section. Indemnitee shall in no case confess any claim or make any compromise in any case in which the indemnitor will be asked to indemnify the indemnitee except with the indemnitor's prior written consent.

8.      NO AGENCY RELATIONSHIP

Nothing herein contained shall be deemed to authorize or empower FMFS to act as agent for the other party to this Agreement, or to conduct business in the name of, or for the account of the other party to this Agreement.

9.      RECORDS

FMFS shall keep records relating to the services to be performed hereunder, in the form and manner, and for such period as it may deem advisable and is agreeable to the Company but not inconsistent with the rules and regulations of appropriate government authorities, in particular, Section 31 of the 1940 Act, and the rules thereunder. FMFS agrees that all such records prepared or maintained by FMFS relating to the services to be performed by FMFS hereunder are the property of the Company and will be preserved, maintained, and made available in accordance with such section and rules of the 1940 Act and will be promptly surrendered to the Company on and in accordance with its request.

10.     DATA NECESSARY TO PERFORM SERVICES

The Company or its agent, which may be FMFS, shall furnish to FMFS the data necessary to perform the services described herein at such times and in such form as mutually agreed upon. If FMFS is also acting in another capacity for the Company, nothing herein shall be deemed to relieve FMFS of any of its obligations in such capacity.

11.     NOTIFICATION OF ERROR

The Company will notify FMFS of any balancing or control error caused by FMFS the later of: within three (3) business days after receipt of any reports rendered by FMFS to the Company; within three (3) business days after discovery of any error or omission not covered in the balancing or control procedure, or within three (3) business days of receiving notice from any shareholder.

12.     PROPRIETARY AND CONFIDENTIAL INFORMATION

FMFS agrees on behalf of itself and its directors, officers, and employees to treat confidentially and as proprietary information of the Company all records and other information relative to the Company and prior, present, or potential shareholders of the Company (and clients of said shareholders), and not to use such records and information for any purpose other than the performance of its responsibilities and duties hereunder, except after prior notification to and approval in writing by the Company, which approval shall not be unreasonably withheld and may not be withheld where FMFS may be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, or when so requested by the Company.

13.     TERM OF AGREEMENT

This Agreement shall become effective as of the date hereof and will continue in effect for a period of three years. During the initial three year term of this Agreement, if the Company terminates any services with FMFS, the Company agrees to compensate Firstar an amount equal to the fees remaining under the initial three year Agreement. Thereafter, this agreement shall continue and remain in effect from year to year. Subsequent to the initial three year term, this Agreement may be terminated by either party upon giving ninety (90) days prior written notice to the other party or such shorter period as is mutually agreed upon by the parties. However, this Agreement may be amended by mutual written consent of the parties.

14.     NOTICES

Notices of any kind to be given by either party to the other party shall be in writing and shall be duly given if mailed or delivered as follows: Notice to FMFS shall be sent to:

               Ms. Sue Weber
               Firstar Mutual Fund Services, LLC
               615 East Michigan Street
               Milwaukee, WI  53202

and notice to CONSECO and the Company shall be sent to:

               Mr. Gregory J. Hahn
               Conseco Services, LLC
               11815 N. Pennsylvania Street
               Carmel, Indiana  46032

15.     DUTIES IN THE EVENT OF TERMINATION

In the event that in connection with termination, a successor to any of FMFS's duties or responsibilities hereunder is designated by the Company by written notice to FMFS, FMFS will promptly, upon such termination and at the expense of the Company transfer to such successor all relevant books, records, correspondence and other data established or maintained by FMFS under this Agreement in a form reasonably acceptable to the Company (if such form differs from the form in which FMFS has maintained the same, the Company shall pay any expenses associated with transferring the same to such form), and will cooperate in the transfer of such duties and responsibilities, including provision for assistance from FMFS's personnel in the establishment of books, records and other data by such successor.

16.     GOVERNING LAW

This Agreement shall be construed in accordance with the laws of the State of Wisconsin. However, nothing herein shall be construed in a manner inconsistent with the 1940 Act or any rule or regulation promulgated by the SEC thereunder.

        IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by a duly authorized officer on one or more counterparts as of the day and year first written above.

CONSECO SERVICES, LLC                     FIRSTAR MUTUAL FUND SERVICES, LLC

By: ______________________________        By: ________________________________


Attest:   ________________________        Attest: ____________________________

                            FUND ACCOUNTING SERVICES
                               ANNUAL FEE SCHEDULE

                                                                       EXHIBIT A

                    NAME OF SERIES                                   DATE ADDED
                    --------------                                   ----------
Conseco StockCar Stocks Index Fund - Advisor Class Shares              8/1/00
Conseco StockCar Stocks Index Fund - Direct Class Shares               8/1/00

Annual fee per portfolio:

         Base fee - first $40 million - $36,000 per fund
         3 Basis points on the next $200 million
         2 Basis points on the balance

Plus out-of-pocket expenses, including pricing service:

                  Domestic and Canadian Equities              $.15
                  Options                                     $.15
                  Corp/Gov/Agency Bonds                       $.50
                  CMO's                                       $.80
                  International Equities and Bonds            $.50
                  Municipal Bonds                             $.80
                  Money Market Instruments                    $.80

Fees and out-of-pocket expenses are billed to CONSECO monthly